ROYCE
VALUE
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995
THE ROYCE FUNDS

The Royce Funds
                                                     1414 Avenue of the Americas
                                                          New York, NY 10019
                                                            (212) 355-7311
                                                            (800) 221-4268

Dear Shareholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

[GRAPHIC]            This familiar phrase describes popular superhero Superman, but it could also reflect 1995's stock market performance. 1995, like Superman, was extraordinary by any standard of measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE VALUE FUND'S ('RVF') small-cap value orientation, which has served its shareholders well over the long-term, was no match for the performance of the raging bull market of 1995. Just as 'small-cap' under-performed large-cap, 'value' under-performed growth within the small-cap category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the consumer and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, RVF's risk-averse style produced a 18.7% return in 1995, quite reasonable on an absolute basis.

   The Fund has approximately $167 million in assets and 13 years of performance history. Average annual total returns for the Fund during the preceding five, ten and thirteen years were 14.4%, 10.0% and 12.7%, respectively. According to mutual fund evaluation service Morningstar, RVF had one of the lowest risk profiles out of the 171 small-cap funds in the category, as measured by Morningstar's risk ratio, standard deviation and beta for the last three years*. We believe that managing risk is critical to delivering above average long-term returns.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern bull market, generally at the        [GRAPHIC]
later stages, the concept of relative performance becomes
dominant in any discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards.
Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new

                                       2

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
car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE
INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION MAKING . . . .
THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

[GRAPHIC]       Royce Value Fund uses a risk-averse value approach to invest in the securities of small-cap companies. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $750 million, our weighted average and median market caps are actually much lower; $480 million and $221 million, respectively, at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap segment is huge in numbers, with over 10,000 companies valued at more than $700 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

HOW IT WORKS

   Our approach to investing in      [GRAPHIC]
individual small-cap companies has
proven long-term benefits, but can be both unpredictable and frustrating in the near-term. We believe that the stock

                                       3

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market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

[GRAPHIC]        During calendar 1995, the usual but somewhat arbitrary
               measurement period of choice, each of these companies made meaningful positive contributions to our overall performance. More importantly, they represent specific examples of our discipline at work. Royce Value Fund's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                             % GAIN     $ GAIN
----------------------------------   ------    --------
Penn Eng. & Manufact. Corp.           130%     $680,450
Comdisco, Inc.                         47%     $639,738
T. Rowe Price Associates, Inc.         56%     $497,430
Claire's Stores, Inc.                  47%     $495,174
Alleghany Corporation                  33%     $483,176

   Our largest winners, with the exception of Penn Engineering & Manufacturing, were relatively large, high confidence investments we knew well and regarded as 'premier' companies in their respective industries. We built our positions when business conditions were difficult and the investment community had voted negatively on future prospects.

   Penn Engineering & Manufacturing was successful for a different reason. This company has been a long-term 'micro-cap' investment of the Fund that finally caught the attention of others through the strength of its results.

GOOD IDEAS AT THE TIME

[GRAPHIC]   Our greatest opportunities often occur when we identify good businesses which have fallen from favor due to some sort of short-term, but correctable, problem. Even the best small-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                             % LOSS     $ LOSS
----------------------------------   ------    --------
Charming Shoppes, Inc.                 57%     $351,152
Delta Woodside Industries, Inc.        42%     $231,016
Midwest Grain Products, Inc.           40%     $228,024
Exar Corporation                       40%     $222,865
Thorn Apple Valley, Inc.               41%     $219,325

   Of these five losers, Midwest Grain and Exar appear to have good prospects for quick and full recoveries. In the case of the other three, Charming Shoppes, Delta Woodside and Thorn Apple Valley, difficulties in their respective businesses have put these companies in the intensive care ward. While we hope for some improvement in each case, it will take more patience, and full recovery in the near term seems unlikely. The good news is that our five worst performers combined had less than a 1.5% negative impact on the Fund's performance in 1995.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in

                                       4

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which all the 'right stuff' was in place. Consider the following:

   There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

   The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

   It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

   It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

   Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

   It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

[GRAPHIC]            An interesting aspect of this five year rise in both stocks and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year            [GRAPHIC]
uninterrupted by normal corrections, we find ourselves asking (and

                                       5

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
more to the point, others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

                     IMPACT ON STOCK MARKET PERFORMANCE

                                   [GRAPH]

            LONG-TERM BOND YIELDS AND DOW JONES INDUSTRIAL AVERAGE

   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive

                                       6

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

level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT


   We have been discussing what has happened. Now it's time to   [GRAPHIC]
talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent absolute returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach to small-cap has not changed. We expect our approach to small-cap investing, to have both an absolute and relative pay-off. Your continued confidence is appreciated.

   Yours faithfully,

     CHARLES M. ROYCE          Jack E. Fockler, Jr.
     Charles M. Royce           W. Whitney George
      President                  Vice Presidents

February 15, 1996

---------------

NOTE:   S&P  500  and  Russell  2000  are  unmanaged  indices  and  include  the reinvestment of dividends.

* Morningstar's proprietary risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the Beta of the S&P 500 equal to 1.00. Standard deviation is a statistical measure within which a fund's total return falls. The average Morningstar risk ratio, beta and standard deviation for the 171 small-cap funds with a three-year history as of 12/31/95 were: 1.04, 0.91 and 11.79, respectively. The Morningstar risk ratio, beta and standard deviation for Royce Value Fund over the same period were: 0.62, 0.61 and 6.43, respectively.
  Source: Morningstar, Inc.

                                FINANCIAL REVIEW

                            ANNUAL RETURNS                               AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------  ---------------------------------
1995....................    18.7%   1988....................    23.6%  Since inception*........    12.7%
1994....................    (1.6%)  1987....................     0.6%  10-year.................    10.0%
1993....................    10.7%   1986....................     6.5%  5-year..................    14.4%
1992....................    16.0%   1985....................    27.6%
1991....................    30.8%   1984....................     0.0%
1990....................   (13.6%)  1983....................    42.8%
1989....................    15.9%

                ROYCE VALUE FUND VERSUS S&P 500 AND RUSSELL 2000
                     VALUE OF $10,000 INVESTED ON 12/31/82




                                     [GRAPH]




* Inception Date -- December 31, 1982

     The results presented in this report should not be considered representative of the total return from an investment in the Fund today. They are only provided to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate so that shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to accounts open less than one year.

                                       8

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
                               PORTFOLIO SUMMARY
    The following information is provided as a 'bird's eye' view of the RVF portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

PORTFOLIO COMPOSITION                   % OF COMMON STOCKS         VALUE            % OF NET ASSETS
---------------------------------------------------------------------------------------------------
Top 200 Stocks                                  79.1%          $ 124,952,020              74.9%
Other Stocks                                    20.9%             33,087,821              19.8
                                             -------          ---------------          -------
Common Stocks                                  100.0%            158,039,841              94.7
                                             -------
                                             -------
Preferred Stocks                                                     466,025               0.3
Cash & Other Net Assets                                            8,253,279               5.0
                                                              ---------------          -------
Total Net Assets                                               $ 166,759,145             100.0%
                                                              ---------------          -------
                                                              ---------------          -------


PORTFOLIO DIAGNOSTICS (unaudited)
---------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization (Total Portfolio)                $480 Million
Median Market Capitalization (Total Portfolio)                          $221 Million
Weighted Average P/E Ratio (200 Largest Positions)                      14.1x
Weighted Average P/B Ratio (200 Largest Positions)                       1.6x
Weighted Average Portfolio Yield (200 Largest Positions)                 1.8%


COMMON STOCK SECTORS                                          % OF NET ASSETS
---------------------------------------------------------------------------------------------------
Industrial Cyclicals                                                    24.7%
Financial                                                               24.2
Services                                                                16.2
Consumer Durables                                                        8.5
Retail                                                                   6.6
Consumer Staples                                                         4.9
Energy                                                                   4.3
Technology                                                               3.7
Health                                                                   1.4
Utilities                                                                0.2

TOP TWENTY POSITIONS                                               VALUE            % OF NET ASSETS
---------------------------------------------------------------------------------------------------
   1  Alleghany Corporation                                       $1,948,122               1.2%
   2  Comdisco, Inc.                                               1,912,537               1.1
   3  Farmer Bros. Co.                                             1,614,113               1.0
   4  ALLIED Group Inc.                                            1,431,000               0.9
   5  Orion Capital Corporation                                    1,425,953               0.9
   6  The Pioneer Group, Inc.                                      1,411,550               0.8
   7  The Standard Register Company                                1,376,550               0.8
   8  Camco International Inc.                                     1,332,800               0.8
   9  W.R. Berkley Corp.                                           1,314,188               0.8
  10  Baldwin & Lyons, Inc. Cl. A & B                              1,282,950               0.8
  11  Kimball International, Inc. Cl. B                            1,272,600               0.8
  12  Stanhome Inc.                                                1,266,938               0.8
  13  Tecumseh Products Company Cl. A & B                          1,255,300               0.8
  14  W.H. Brady Co.                                               1,247,400               0.7
  15  Marshall Industries                                          1,236,813               0.7
  16  Penn Engineering and Manufacturing Corp.                     1,202,800               0.7
  17  Air Express International Corporation                        1,188,801               0.7
  18  Florida Rock Industries, Inc.                                1,161,225               0.7
  19  Fab Industries, Inc.                                         1,099,688               0.7
  20  Clarie's Stores, Inc.                                        1,089,225               0.7

                                       9

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                                       10

ROYCE
VALUE
FUND

FINANCIAL STATEMENTS

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 94.7%

                                            Value
 Shares                                    (Note 1)
---------                                ------------
CONSUMER DURABLES - 8.5%
    7,079   Allen Organ Company Cl. B... $    298,162
   14,700   Arctco, Inc. ...............      191,100
   18,633  *Athey Products Corp. ......        80,355
    7,000  *Baldwin Piano & Organ
              Company...................       87,500
   11,787   Bassett Furniture
              Industries,
              Incorporated..............      274,048
   16,290  *Bell Industries, Inc. .....       366,525
   47,388   Delta Woodside Industries,
              Inc. .....................      313,946
   36,100  *Ethan Allen Interiors
              Inc. .....................      735,538
   42,200   Flexsteel Industries,
              Inc. .....................      432,550
    4,100   Forest City Enterprises,
              Inc. .....................      132,738
   10,000   Garan Incorporated..........      168,750
   10,000   Haggar Corp. ...............      180,000
    5,900   Heilig-Meyers Company.......      108,413
    3,600  *Holophane Corporation.......       78,300
    3,300  *International Jensen
              Incorporated..............       22,275
   26,900  *Johnson Worldwide
              Associates, Inc. .........      605,250
   55,800   Juno Lighting, Inc. ........      892,800
   12,600   K-Swiss Inc. Cl. A..........      137,025
    2,500   Katy Industries, Inc. ......       23,125
   13,300   La-Z-Boy Chair Company......      410,638
    1,166   LADD Furniture, Inc. .......       15,304
   16,400  *Lazare Kaplan
              International, Inc. ......      130,175
   25,900   Liberty Homes, Inc. Cl. A...      314,038
   21,950   Liberty Homes, Inc. Cl. B...      266,144
   41,162  *Lifetime Hoan
              Corporation...............      380,749
    2,800   Matthews International
              Corporation Cl. A.........       54,600
   18,700   National Presto Industries,
              Inc. .....................      743,325
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   17,872   Oakwood Homes Corporation... $    685,838
   11,500  *O'Sullivan Industries
              Holdings, Inc. ...........       76,188
   15,500   Reebok International
              Ltd. .....................      437,875
   44,000   The Rival Company...........      973,500
   20,400   Russ Berrie and Company,
              Inc. .....................      257,550
    9,700   The Singer Company N.V. ....      270,388
   25,600   Skyline Corporation.........      531,200
    7,300   Springs Industries, Inc. Cl.
              A.........................      302,038
   63,400   The Stride Rite
              Corporation...............      475,500
   28,200   Sturm, Ruger & Company,
              Inc. .....................      771,975
   22,500   Thomaston Mills, Inc. Cl.
              A.........................      284,063
   29,400   Thor Industries, Inc. ......      569,625
   12,900   Tiffany & Co. ..............      649,838
   44,800   *The Topps Company, Inc. ...      229,600
    7,200   Weyco Group, Inc. ..........      282,600
                                         ------------
                                           14,241,151
                                         ------------
CONSUMER STAPLES - 4.9%
   30,676   Alico, Inc. ................      805,245
   24,345   Block Drug Company, Inc. Cl.
              A.........................      845,992
   11,825   Farmer Bros. Co. ...........    1,614,113
   10,700   Flowers Industries, Inc. ...      129,738
    6,200  *Fuqua Enterprises, Inc. ....      115,475
    5,300   Genesee Corporation Cl. B...      233,200
    3,000  *J & J Snack Foods Corp. ....       33,000
   17,200  *The Leslie Fay Companies,
              Inc. .....................        1,032
   24,522   Midwest Grain Products,
              Inc. .....................      343,308
    3,500   Russell Corporation.........       97,125

    The accompanying notes are an integral part of the financial statements.

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
CONSUMER STAPLES - (continued)
   30,700   Savannah Foods & Industries,
              Inc. ..................... $    349,212
    1,850   Seaboard Corporation........      490,250
    4,674   Standard Commercial
              Corporation...............       46,156
   43,500   Stanhome Inc. ..............    1,266,938
   25,900   Thorn Apple Valley, Inc. ...      433,825
    9,200   The Tranzonic Companies Cl.
              B.........................      127,650
   13,800   Velcro Industries N.V. .....      845,250
   26,450   WLR Foods, Inc. ............      436,425
                                         ------------
                                            8,213,934
                                         ------------
ENERGY - 4.3%
   20,000  *Alamco, Inc. ...............      161,250
   14,200  *American Oilfield Divers,
              Inc. .....................      101,175
   12,200  *Atwood Oceanics, Inc. ......      308,050
   22,230  *Barrett Resources...........      653,006
   25,000  *Belden & Blake
              Corporation...............      437,500
    2,700  *Tom Brown, Inc. ............       39,488
   47,600   Camco International Inc. ...    1,332,800
    4,000  *Dawson Geophysical Co. .....       37,500
   13,000   Devon Energy Corporation....      331,500
   16,200  *Equity Oil Company..........       95,175
    1,600  *Global Industries, Ltd. ....       48,000
    6,300  *Gulfmark International
              Inc. .....................      155,925
    4,500   Helmerich & Payne, Inc. ....      133,875
   19,100   Lufkin Industries, Inc. ....      432,138
   10,600  *McFarland Energy, Inc. .....       80,825
   35,580  *Nabors Industries, Inc. ....      395,828
   14,475  *Noble Drilling
              Corporation...............      130,275
   47,100  *Oceaneering International,
              Inc. .....................      606,413
      700   Parker & Parsley Petroleum
              Company...................       15,400
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   25,150   Penn Virginia Corporation... $    811,088
   13,400  *Pool Energy Services Co. ...      127,300
   22,100  *Santa Fe Energy Resources,
              Inc. .....................      212,713
    2,400  *Tide West Oil Company.......       32,100
   19,000   Western Gas Resources,
              Inc. .....................      306,375
    7,300  *Westmoreland Coal
              Company...................       19,163
   14,000   The Wiser Oil Company.......      168,000
                                         ------------
                                            7,172,862
                                         ------------
FINANCIAL - 24.2%
    6,600   Alexander & Alexander
              Services Inc. ............      125,400
    9,839  *Alleghany Corporation.......    1,948,122
   39,750   ALLIED Group, Inc. .........    1,431,000
   24,300   Argonaut Group, Inc. .......      789,750
   15,952  *Avatar Holdings Inc. .......      558,320
   22,900   AVEMCO Corporation..........      366,400
    5,280   Baker Boyer Bancorp.........      168,960
   16,800   Baldwin & Lyons, Inc. Cl.
              A.........................      298,200
   60,600   Baldwin & Lyons, Inc. Cl.
              B.........................      984,750
   28,500   Bar Harbor Bankshares.......      748,125
   24,450   W. R. Berkley Corp. ........    1,314,188
   34,300   E.W. Blanch Holdings,
              Inc. .....................      801,763
    8,900   The Boston Bancorp..........      358,225
    5,800   CMAC Investment
              Corporation...............      255,200
   10,172   CU Bancorp..................      104,263
    9,400   Capital Re Corporation......      289,050
    4,355  *Chartwell Re Corporation....       95,813
   84,532   Comdisco, Inc. .............    1,912,537
    9,700   The Commerce Group, Inc. ...      200,063
    2,000   Consolidated-Tomoka Land
              Co. ......................       34,000

    The accompanying notes are an integral part of the financial statements.
                                       13

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
FINANCIAL - (continued)
   24,500   Cousins Properties
              Incorporated.............. $    496,125
   11,320   Dauphin Deposit Corp. ......      325,450
    5,275   Downey Financial Corp. .....      115,391
   18,600   Phoenix Duff & Phelps
              Corporation...............      127,875
   12,400   Eaton Vance Corp. ..........      350,300
    2,100   Enhance Financial Services
              Group Inc. ...............       55,913
   15,700   Equitable of Iowa
              Companies.................      504,363
    1,580   Exchange Bank...............      106,650
      264   Farmers & Merchants Bank of
              Long Beach................      487,080
   13,600   The First American Financial
              Corporation...............      363,800
      120   The First National Bank of
              Anchorage.................      183,600
    3,900   Foremost Corporation of
              America...................      197,925
   28,380   Fremont General
              Corporation...............    1,042,965
   20,000   Arthur J. Gallagher &
              Co. ......................      745,000
    9,100  *Glenfeld, Inc. .............      159,250
   26,700  *Gryphon Holdings Inc. ......      513,975
   41,700   Guaranty National
              Corporation...............      641,138
   19,201  *Hanmi Bank..................      158,408
   12,722   Harleysville Group, Inc. ...      411,875
   29,875   Hilb, Rogal & Hamilton
              Company...................      399,578
      600   Integon Corporation.........       12,375
    9,500   Intercargo Corporation......       95,000
    3,470  *Investors Financial
              Services Corp. ...........       72,003
      667  *Investors Financial
              Services Corp. Cl. A......       13,843
   13,000   The John Nuveen Company Cl.
              A.........................      321,750
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   11,852   Keystone Heritage Group,
              Inc. ..................... $    361,486
   26,000   Lehman Bros. Holdings
              Inc. .....................      552,500
   29,256   Leucadia National
              Corporation...............      731,400
    7,700  *Lexington Global Asset
              Managers, Inc. ...........       36,816
   10,665  *MAIC Holdings, Inc. ........      362,610
    7,000  *Markel Corporation..........      528,500
   12,400   Mid Ocean Limited...........      460,350
   14,500   NYMAGIC, INC. ..............      246,500
    5,894   National Bancorp of Alaska,
              Inc. .....................      383,110
   10,800  *The Navigators Group,
              Inc. .....................      190,350
    6,300   New England Investment
              Companies, L.P. ..........      133,088
   41,600   The Newhall Land and Farming
              Company...................      707,200
    2,000   Nobel Insurance Limited.....       22,750
    4,700   North American Mortgage
              Company...................       99,875
    6,311   ONBANCorp, Inc. ............      210,630
   32,875   Orion Capital Corporation...    1,425,953
    4,400  *Pacific Gateway Properties
              Inc. .....................       12,650
   31,400   Paine Webber Group Inc. ....      628,000
   20,500   PartnerRe Holdings Ltd. ....      563,750
   10,900   Pennsylvania Manufacturers
              Corporation...............      198,925
   51,800   The Pioneer Group, Inc. ....    1,411,550
   33,600   Piper Jaffray Companies
              Inc. .....................      462,000
    5,200   Poe & Brown, Inc. ..........      129,350
    9,391   Portsmouth Bank Shares,
              Inc. .....................      144,387
   14,000   T. Rowe Price Associates,
              Inc. .....................      689,500

    The accompanying notes are an integral part of the financial statements.
                                       14

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
FINANCIAL - (continued)
   26,500   RLI Corp. .................. $    662,500
    1,300   Raymond James Financial,
              Inc. .....................       27,463
   16,300  *Reading Company Cl. A.......      148,738
    9,500   Real Estate Investment Trust
              of California.............      188,813
    4,800   Reinsurance Group of
              America, Incorporated.....      175,800
    7,015   Reliance Group Holdings,
              Inc. .....................       60,504
    8,251  *Reliance Group Holdings,
              Inc. .....................       16,502
   15,972   Republic Bancorp Inc. ......      171,699
   16,200   SEI Corporation.............      352,350
   19,700   Security-Connecticut Life
              Insurance Company.........      534,363
   17,600   Student Loan Corporation....      598,400
    8,500  *Sunrise Bancorp.............       21,250
   12,710   Susquehanna Bancshares,
              Inc. .....................      336,815
    9,800   Transatlantic Holdings,
              Inc. .....................      719,075
   16,000   Transnational Re Corporation
              Cl. A.....................      392,000
   15,500   Trenwick Group Inc. ........      871,875
   12,000   U. S. Trust Corp. ..........      597,000
    5,250   Vornado Realty Trust........      196,875
    9,460   Webster Financial
              Corporation...............      279,070
    5,900   Wesco Financial
              Corporation...............    1,073,800
    7,200   Western Investment Real
              Estate Trust..............       77,400
   53,400`D'Willis Corroon Group
              plc.......................      620,775
   16,800   Zenith National Insurance
              Corp. ....................      359,100
   14,000   Zurich Reinsurance Centre,
              Inc. .....................      425,250
                                         ------------
                                           40,286,408
                                         ------------
                                            Value
 Shares                                    (Note 1)
---------                                ------------
HEALTH - 1.4%
    4,400  *Advanced Technology
              Laboratories, Inc. ....... $    107,800
   16,200   C. R. Bard, Inc. ...........      522,450
    8,600   Diagnostic Products
              Corporation...............      325,725
   16,300  *HAEMONETICS CORPORATION.....      289,325
   25,240   Life Technologies, Inc. ....      687,790
    7,600  *Marquette Electronics, Inc.
              Cl. A.....................      153,900
   22,155   Medex, Inc. ................      249,244
                                         ------------
                                            2,336,234
                                         ------------
INDUSTRIAL CYCLICALS - 24.7%
   11,470   Aceto Corporation...........      183,533
   27,600  *Ag-Chem Equipment Co.,
              Inc. .....................      745,200
   10,900   Albany International
              Corp. ....................      197,563
   11,800   American Filtrona
              Corporation...............      407,100
   12,300   Ameron, Inc. ...............      462,788
   14,000   Ampco-Pittsburgh
              Corporation...............      150,500
    6,400   AptarGroup, Inc. ...........      239,200
      800  *Art's-Way Manufacturing
              Co., Inc. ................        4,200
    2,800   Ash Grove Cement Company....      322,000
   17,900   Ashland Coal, Inc. .........      382,613
   22,900   Guy F. Atkinson Company of
              California................      229,000
   13,550   BHA Group, Inc. Cl. A.......      179,538
   16,500   BW/IP, Inc. Cl. A...........      272,250
   35,473   Binks Manufacturing
              Company...................      833,616
   19,800  *Bird Corp. .................       91,575
   17,500   Blessings Corporation.......      181,563
   46,200   W. H. Brady Co. Cl. A.......    1,247,400
    4,600   Brenco, Incorporated........       47,150

    The accompanying notes are an integral part of the financial statements.
                                       15

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
INDUSTRIAL CYCLICALS - (continued)
    6,370   Burnham Corporation Cl. A... $    156,065
    4,040  *Burnham Corporation Cl.
              B.........................       98,980
   46,200   CalMat Co. .................      843,150
    6,100   Carlisle Companies,
              Incorporated..............      246,288
    6,000   Carpenter Technology
              Corporation...............      246,750
   25,000   Cascade Corp. ..............      350,000
       78   Central Steel & Wire
              Company...................       45,786
    8,100  *Chase Brass Industries,
              Inc. .....................      102,263
    3,500   Chicago Rivet & Machine
              Co. ......................      101,500
   15,200   CLARCOR Inc. ...............      309,700
    2,500   Cohu, Inc. .................       63,750
      200   ConBraCo Industries,
              Inc. .....................      110,000
   10,800   Core Industries Inc. .......      139,050
    2,400   Crompton & Knowles
              Corporation...............       31,800
   15,700   Curtiss-Wright
              Corporation...............      843,875
    5,800  *Detrex Corporation..........       30,450
   25,800  *Devcon International
              Corp. ....................      206,400
   14,300  *DeVlieg-Bullard, Inc. ......       32,175
    6,500  *Dixie Yarns, Inc. ..........       25,188
   15,800   Donaldson Company, Inc. ....      396,975
    7,600   The Duriron Company,
              Inc. .....................      177,650
    3,000   Eastern Co. ................       36,750
   34,500   Fab Industries, Inc. .......    1,099,688
   20,800   Fansteel Inc. ..............      143,000
   16,733   Federal Signal
              Corporation...............      432,966
   39,700   Florida Rock Industries,
              Inc. .....................    1,161,225
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   18,700  *Fruit of The Loom, Inc. Cl.
              A......................... $    455,813
   16,600   Giddings & Lewis, Inc. .....      273,900
   24,306   Gilbert Associates, Inc. Cl.
              A.........................      303,825
   39,200   P. H. Glatfelter Company....      671,300
   19,087   Gorman-Rupp Company.........      295,849
   14,500   A. P. Green Industries,
              Inc. .....................      282,750
   26,700   Greif Bros. Corporation Cl.
              A.........................      717,563
    2,825   Guardsman Products, Inc. ...       37,784
   15,350   Guilford Mills, Inc. .......      312,756
   14,512   *C. H. Heist Corp. .........      101,584
    2,000   Hubbell Incorporated Cl.
              A.........................      124,250
    5,100   Hunt Manufacturing Co. .....       88,613
   33,500  *Insituform Technologies,
              Inc. Cl. A ...............      389,438
   15,700  *Intermet Corporation........      164,850
   24,300   International Aluminum
              Corporation...............      698,625
   13,600   Kaydon Corporation..........      413,100
   24,000  *Kentucky Electric Steel
              Company...................      198,000
   50,400   Kimball International, Inc.
              Cl. B.....................    1,272,600
   17,200   Kinark Corporation..........       50,525
   12,370   Knape & Vogt Manufacturing
              Company...................      214,929
    3,900  *Laclede Steel Company.......       29,250
    5,550  *Lancer Corporation..........       77,700
   23,221   Lawter International,
              Inc. .....................      269,944
   35,512   LeaRonal, Inc. .............      816,776
   66,249   Lilly Industries, Inc. Cl.
              A.........................      844,675
    5,900   The Lincoln Electric
              Company...................      147,500
   22,500   The Lincoln Electric Company
              Cl. A.....................      540,000

    The accompanying notes are an integral part of the financial statements.
                                       16

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
INDUSTRIAL CYCLICALS - (continued)
    9,000   Lindberg Corporation........ $     60,750
    6,900   Liqui-Box Corporation.......      204,413
    3,500  *Lydall, Inc. ...............       79,625
    2,000   The Manitowoc Company,
              Inc. .....................       61,250
    7,800  *Manville Corporation........      102,375
    6,200   Herman Miller, Inc. ........      186,000
   18,300   Mine Safety Appliances
              Company...................      878,400
   18,100   Minuteman International,
              Inc. .....................      167,425
   14,405   The Monarch Cement
              Company...................      158,455
   14,405  *The Monarch Cement Company
              Cl. B.....................      158,455
   10,000   The Monarch Machine Tool
              Company...................      125,000
    5,200   Paul Mueller Company........      178,100
   25,555   Myers Industries, Inc. .....      418,463
   18,400   NCH Corporation.............    1,062,600
    4,500  *NCI Building Systems,
              Inc. .....................      111,375
   12,500  *New Jersey Steel
              Corporation...............      118,750
    8,400   Nordson Corporation.........      472,500
      575   Northfield Precision
              Instrument Corporation....        3,450
    8,166   Oil-Dri Corporation of
              America...................      127,594
   31,400   Oregon Steel Mills, Inc. ...      439,600
   31,800   Oshkosh Truck Corporation
              Cl. B.....................      484,950
   12,400   Penn Engineering and
              Manufacturing Corp. ......    1,202,800
   18,900  *Perini Corporation..........      155,925
    1,000  *Pioneer Metals, Inc. .......      200,000
   50,000  *Power Control Tech. ........      406,250
   23,150   Precision Castparts
              Corp. ....................      920,213
   15,200   Preformed Line Products
              Company...................      532,000
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   12,400  *Proler International
              Corp. .................... $     93,000
   26,500   Puerto Rican Cement Company,
              Inc. .....................      877,813
   37,450   Quaker Chemical
              Corporation...............      505,575
   10,700   Regal-Beloit Corporation....      232,725
   15,925   Robroy Industries, Inc. Cl.
              A.........................      234,894
   47,400  *Rollins Environmental
              Services, Inc. ...........      136,275
   10,900   St. Joe Paper Company.......      599,500
    9,600  *Sealed Air Corporation......      270,000
    1,900  *Sequa Corporation Cl. A.....       57,950
   17,900  *Shiloh Industries, Inc. ....      222,631
   20,200  *Simpson Manufacturing Co.,
              Inc. .....................      272,700
    8,600   The L. S. Starrett Company
              Cl. A.....................      222,525
    5,600  *Steel of West Virginia,
              Inc. .....................       51,800
   37,700   Tab Products Co. ...........      245,050
   18,300   Tecumseh Products Company
              Cl. A.....................      947,025
    5,900   Tecumseh Products Company
              Cl. B.....................      308,275
    3,800   Tennant Company.............       90,725
   13,450  *Todd Shipyards
              Corporation...............       79,019
    7,500   Treadco, Inc. ..............       43,125
   11,200  *The Turner Corporation......       93,800
   36,500  *UNC, Inc. ..................      219,000
   31,500  *Vallen Corporation..........      618,188
   15,800   Versa Technologies, Inc. ...      240,950
   13,700   Vulcan Materials Company....      789,463
   14,800   Watts Industries, Inc. Cl.
              A.........................      344,100
    5,500   Wausau Paper Mills
              Company...................      149,875
    3,349  *Wedco Technology, Inc. .....       43,956

    The accompanying notes are an integral part of the financial statements.
                                       17

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
INDUSTRIAL CYCLICALS - (continued)
    6,787   Woodward Governor Company... $    498,845
   19,500   Zero Corporation............      346,125
                                         ------------
                                           41,253,739
                                         ------------
RETAIL - 6.6%
    5,000   J. Baker, Inc. .............       28,750
   20,500   Blair Corporation...........      648,313
   19,200  *CATHERINES STORES
              CORPORATION...............      158,400
  120,000   Charming Shoppes, Inc. .....      345,000
   61,800   Claire's Stores, Inc. ......    1,089,225
   32,900  *The Clothestime, Inc. ......       20,563
    5,700  *Crown Books Corporation.....       69,825
    4,900   Dart Group Corporation Cl.
              A.........................      458,150
   50,800   Deb Shops Inc. .............      174,625
   87,100  *The Dress Barn, Inc. .......      860,113
   64,000   Family Dollar Stores,
              Inc. .....................      880,000
    3,900   Fingerhut Companies,
              Inc. .....................       54,113
    5,700   Hancock Fabrics, Inc. ......       51,300
    8,000  *InterTAN Inc. ..............       58,000
    9,000  *LANDS' END, INC. ...........      122,625
   15,000  *Mac Frugal's Bargains -
              Close-outs Inc. ..........      210,000
    7,800   Marsh Supermarkets, Inc. Cl.
              B.........................      103,350
   14,500   Melville Corporation........      445,875
   21,500  *Mikasa, Inc. ...............      290,250
   23,900   Nash Finch Company..........      436,175
   26,700   The Neiman Marcus Group,
              Inc. .....................      627,450
   12,800  *Old America Stores, Inc. ...      104,000
   17,400  *Orchard Supply Hardware
              Stores Corporation........      358,875
   15,200   Oshkosh B'Gosh, Inc. Cl.
              A.........................      266,000
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   80,105   Pier 1 Imports, Inc. ....... $    911,194
    4,100   Ross Stores, Inc. ..........       78,413
   26,000   Rykoff-Sexton, Inc. ........      455,000
   17,600  *Stein Mart, Inc. ...........      193,600
   25,058   Strawbridge & Clothier Cl.
              A.........................      601,392
   15,400  *Syms Corp. .................      115,500
   84,300  *TBC Corporation.............      727,088
   10,000  *United Retail Group,
              Inc. .....................       43,750
                                         ------------
                                           10,986,914
                                         ------------
SERVICES - 16.2%
   10,700  *ADT Limited.................      160,500
   27,600   ABM Industries
              Incorporated..............      765,900
    1,648   ADVO, Inc. .................       42,848
   51,687   Air Express International
              Corporation...............    1,188,801
   11,700   AMRESCO Holdings, Inc. .....      149,175
   20,000   Analysis & Technology,
              Inc. .....................      287,500
    8,500   Angelica Corporation........      174,250
   56,848   Arnold Industries, Inc. ....      987,734
   36,400   Atlantic Southeast Airlines,
              Inc. .....................      782,600
   10,950   Banta Corporation...........      481,800
   11,100   Bay Meadows Operating
              Company and California
              Jockey Club...............      162,338
    3,200   Bob Evans Farms, Inc. ......       60,800
   19,200   Bowl America Incorporated
              Cl. A.....................      146,400
   43,100   Bowne & Co., Inc. ..........      862,000
   10,200   CPI Corp. ..................      163,200
    1,400  *Jenny Craig, Inc. ..........       13,825
   35,900   Crawford & Company Cl. A....      574,400
   19,350   Crawford & Company Cl. B....      314,438
   34,000   Dames & Moore...............      412,250

    The accompanying notes are an integral part of the financial statements.
                                       18

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
SERVICES - (continued)
    4,766   DUFF & PHELPS CREDIT RATING
              CO. ...................... $     68,511
   10,400  *Duplex Products, Inc. ......       84,500
   12,800   Ennis Business Forms,
              Inc. .....................      156,800
   12,000   Expeditors International of
              Washington, Inc. .........      313,500
   22,500  *FCA International Ltd. .....       51,142
      280   Fisher Companies Inc. ......       21,000
   15,800   FlightSafety International,
              Inc. .....................      793,950
   10,500   Florida East Coast
              Industries, Inc. .........      716,625
    6,800  *Fresh America Corp. ........       65,450
   60,246   Frozen Food Express
              Industries, Inc. .........      527,153
   42,385   G & K Services, Inc. Cl.
              A.........................    1,080,818
    4,172   Grey Advertising Inc. ......      834,400
   40,500  *Handex Environmental
              Recovery, Inc. ...........      207,563
    9,100   Handleman Company...........       52,325
    1,722   Hardinge Brothers, Inc. ....       44,772
   46,737   The Harper Group............      829,582
   17,100  *Hornbeck Offshore Services,
              Inc. .....................      335,588
    1,600   Houghton Mifflin Company....       68,800
    5,200  *IHOP Corp. .................      135,200
   16,400  *International Dairy Queen,
              Inc. Cl. A................      373,100
    8,700   Kansas City Southern
              Industries, Inc. .........      398,025
   11,400   Kenan Transport Company.....      245,100
    1,700  *Lady Baltimore Foods,
              Inc. .....................      100,300
   24,400   Lawson Products, Inc. ......      597,800
   38,500  *Marshall Industries.........    1,236,813
   30,900   Merrill Corporation.........      494,400
   15,600  *Milgray Electronics,
              Inc. .....................      167,700
                                            Value
 Shares                                    (Note 1)
---------                                ------------
    9,000  *National Education
              Corporation............... $     73,125
   18,200   New England Business
              Service, Inc. ............      398,125
   10,600  *Nichols Research
              Corporation...............      272,950
   50,900  *Offshore Logistics,
              Inc. .....................      642,613
    1,800   THE OLSTEN CORPORATION......       71,100
    5,500   PCA International, Inc. ....       60,500
   14,300  *PAYCO AMERICAN
              CORPORATION...............      128,700
    8,600   Petroleum Helicopters,
              Inc. .....................      122,550
   22,200  *Pinkerton's, Inc. ..........      432,900
   11,925   Pioneer-Standard
              Electronics, Inc. ........      158,006
    6,000   The Pittston Services
              Group.....................      188,250
   16,000   Plenum Publishing
              Corporation...............      624,000
    6,000   The Reynolds and Reynolds
              Company Cl. A.............      233,250
   16,800   Richardson Electronics,
              Ltd. .....................      180,600
   12,000  *Earl Scheib, Inc. ..........       93,000
    1,300  *Scioto Downs, Inc. .........       16,250
    2,500   Scope Industries............       80,000
    1,500  *Shoney's, Inc. .............       15,375
   63,900   Sotheby's Holdings, Inc. Cl.
              A.........................      910,575
   68,400   The Standard Register
              Company...................    1,376,550
   25,000   Stone & Webster, Inc. ......      896,875
   36,900   Super Food Services,
              Inc. .....................      479,700
    6,000  *Supercuts, Inc. ............       48,000
   16,900   True North Communications
              Inc. .....................      312,650
    5,200   Uniforce Temporary Personel,
              Inc. .....................       57,200

    The accompanying notes are an integral part of the financial statements.
                                       19

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                            Value
 Shares                                    (Note 1)
---------                                ------------
SERVICES - (continued)
   35,500  *The Union Corporation....... $    656,750
   11,696  *Vie De France
              Corporation...............       36,550
    1,800   Werner Enterprises, Inc. ...       36,450
    6,200   John Wiley & Sons, Inc. Cl.
              A.........................      203,050
   13,425   Wyle Laboratories...........      471,553
                                         ------------
                                           27,008,873
                                         ------------
TECHNOLOGY - 3.7%
    8,300   AAR CORP. ..................      182,600
    8,800  *Acuson Corporation..........      108,900
    5,900  *American Power Conversion
              Corporation...............       56,050
    9,400  *American Software, Inc. Cl.
              A.........................       61,100
    5,850   Astro-Med, Inc. ............       54,113
   18,900  *Astrosystems, Inc. .........      106,313
    4,700   Augat Inc. .................       80,488
    2,300   BEI Electronics, Inc. ......       16,963
    7,700  *CEM Corporation.............      102,025
    8,200  *CSP Inc. ...................       73,800
    6,700  *Comptek Research, Inc. .....       56,531
    9,800  *Comshare, Inc. .............      254,800
   13,275  *DH Technology, Inc. ........      325,238
   10,700  *Data I/O Corporation........       73,563
   14,000  *Data Translation, Inc. .....      227,500
    6,400  *Dionex Corporation..........      363,200
   32,500  *Exar Corporation............      479,375
    5,156   Hach Company................       88,941
    2,700  *IFR Systems, Inc. ..........       24,975
    5,700   Instron Corporation.........       76,950
   16,800   Kaman Corporation Cl. A.....      186,900
   30,700  *Liberty Technologies,
              Inc. .....................      153,500
   20,800  *MDL Information Systems,
              Inc. .....................      478,400
    3,200   MacNeal-Schwendler
              Corporation...............       51,200
                                            Value
 Shares                                    (Note 1)
---------                                ------------
   17,107  *Maxwell Laboratories,
              Inc. ..................... $    141,133
    9,200   Modern Controls, Inc. ......      100,050
   14,300  *Moore Products Co. .........      255,613
   27,600   National Computer Systems,
              Inc. .....................      520,950
   28,200   Newport Corporation.........      229,125
    6,200   The Oilgear Company.........      105,400
   40,300   Scitex Corporation
              Limited...................      549,088
   12,600  *Sunair Electronics,
              Inc. .....................       29,925
    1,000  *Technical Communications
              Corporation...............        7,984
   17,000  *Wang Laboratories, Inc. ....      282,625
   11,100   Woodhead Industries,
              Inc. .....................      158,175
   10,000  *Xata Corporation............       76,250
                                         ------------
                                            6,139,743
                                         ------------
UTILITIES - .2%
   12,779  *Southern Union Company......      322,670
    8,032   Southwest Water Company.....       77,313
                                         ------------
                                              399,983
                                         ------------
            Total Common Stocks (Cost
              $112,231,649).............  158,039,841
                                         ------------
PREFERRED STOCKS - .3%
    7,500   Anacomp, Inc. $4.125 Cum.
              Conv. Rd. Ex. ............       22,500
    4,100   Bird Corp. $1.85 Conv. .....       77,900
   12,500   Sterling Financial
              Corporation $1.8125 Conv.
              Cum. .....................      365,625
                                         ------------
            Total Preferred Stocks (Cost
              $535,370).................      466,025
                                         ------------

    The accompanying notes are an integral part of the financial statements.
                                       20

ROYCE VALUE FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

 Principal                               Value
  Amount                                (Note 1)
-----------                           ------------
GOVERNMENT OBLIGATION - 3.2%
$ 5,000,000   U.S. Treasury Notes 7%
                due 4/15/99 (Cost
                $5,087,500).......... $  5,253,100
                                      ------------

                                         Value
                                        (Note 1)
                                      -------------
REPURCHASE AGREEMENT - 1.6%
State Street Bank and Trust Company,
  5.25% due 1/2/96, collateralized by
  U.S. Treasury Bond, 7.25% due
  5/15/16, valued at $2,794,196
  (Cost $2,738,000).................. $  2,738,000
                                      ------------
TOTAL INVESTMENTS - 99.8% (COST
  $120,592,519)......................  166,496,966
CASH AND OTHER ASSETS LESS
  LIABILITIES - .2%..................      262,179
                                      ------------
NET ASSETS - 100.0%.................. $166,759,145
                                      ------------
                                      ------------

  *  Non-income producing.

 `D' American Depository Receipt.

INCOME TAX INFORMATION - The cost of total investments for federal income tax purposes was $121,183,059. At December 31, 1995, net unrealized appreciation for all securities amounted to $45,313,907, consisting of aggregate gross unrealized appreciation of $53,137,584 and aggregate gross unrealized depreciation of $7,823,677. The Fund designates $9,735,262 as a capital gain dividend for purpose of the dividend paid deduction.

    The accompanying notes are an integral part of the financial statements.
                                       21

ROYCE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $120,592,519) (Note 1).....................................   $166,496,966
Receivable for investments sold..................................................................        838,031
Receivable for shares of beneficial interest sold................................................         13,054
Receivable for dividends and interest............................................................        371,239
Prepaid expenses and other assets................................................................          4,467
                                                                                                    ------------
  TOTAL ASSETS...................................................................................    167,723,757
                                                                                                    ------------
LIABILITIES:
Payable for investments purchased................................................................        702,895
Payable for shares of beneficial interest redeemed...............................................         55,080
Investment advisory fee payable (Note 2).........................................................        121,572
Accrued expenses.................................................................................         85,065
                                                                                                    ------------
  TOTAL LIABILITIES..............................................................................        964,612
                                                                                                    ------------
  NET ASSETS.....................................................................................   $166,759,145
                                                                                                    ------------
                                                                                                    ------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income..............................................................   $     62,471
Accumulated net realized gain on investments.....................................................      2,405,335
Net unrealized appreciation on investments.......................................................     45,904,447
Shares of beneficial interest (Note 3)...........................................................         16,649
Additional paid-in capital.......................................................................    118,370,243
                                                                                                    ------------
  NET ASSETS.....................................................................................   $166,759,145
                                                                                                    ------------
                                                                                                    ------------
PRICING OF SHARES:
Net asset value, offering and redemption price per share
  ($166,759,145[div]16,648,949 shares outstanding) (Note 3)......................................         $10.02
                                                                                                          ------
                                                                                                          ------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Years ended December 31,
                                                                                  ----------------------------
                                                                                      1995            1994
                                                                                  ------------    ------------

FROM INVESTMENT ACTIVITIES:
  Net investment income........................................................   $    769,183    $  1,170,329
  Net realized gain on investments.............................................     12,863,372       8,986,324
  Net unrealized appreciation (depreciation) on investments....................     14,831,715     (13,075,621)
                                                                                  ------------    ------------
  Increase (decrease) in net assets resulting from operations..................     28,464,270      (2,918,968)
  Dividends paid from net investment income....................................       (781,023)       (874,449)
  Distributions paid from net realized gain....................................    (11,521,019)     (7,169,090)
FROM CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets from capital share transactions (Note 3)..............    (16,283,633)     (7,932,456)
                                                                                  ------------    ------------
DECREASE IN NET ASSETS.........................................................       (121,405)    (18,894,963)
NET ASSETS:
  Beginning of year............................................................    166,880,550     185,775,513
                                                                                  ------------    ------------
  End of year (including undistributed net investment income of $62,471 and
    $77,262, respectively).....................................................   $166,759,145    $166,880,550
                                                                                  ------------    ------------
                                                                                  ------------    ------------

    The accompanying notes are an integral part of the financial statements.
                                       22

ROYCE VALUE FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends.......................................................................................   $ 3,038,954
    Interest........................................................................................       673,266
                                                                                                       -----------
            Total Income............................................................................     3,712,220
                                                                                                       -----------
Expenses:
    Distribution fee (Note 2).......................................................................     1,671,395
    Investment advisory fee (Note 2)................................................................     1,440,673
    Custodian and transfer agent fees...............................................................       194,387
    Administrative and clerical services............................................................        71,131
    Supplies and postage............................................................................        48,050
    Legal and auditing fees.........................................................................        42,907
    Shareholder reports and notices.................................................................        32,056
    Insurance.......................................................................................        30,382
    Facilities and office space.....................................................................        20,051
    Trustees' fees..................................................................................        14,505
    Miscellaneous...................................................................................        12,796
    Fees waived by investment adviser and distributor (Note 2)......................................      (635,296)
                                                                                                       -----------
            Total Expenses..........................................................................     2,943,037
                                                                                                       -----------
            Net Investment Income...................................................................       769,183
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments....................................................................    12,863,372
Net unrealized appreciation on investments..........................................................    14,831,715
                                                                                                       -----------
Net realized and unrealized gain on investments.....................................................    27,695,087
                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................   $28,464,270
                                                                                                       -----------
                                                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance over the last five years.

                                                                                 Years ended December 31,
                                                                  ------------------------------------------------------
                                                                   1995         1994         1993       1992       1991
                                                                  ------      ---------      -----      -----      -----
NET ASSET VALUE, BEGINNING OF YEAR...........................      $9.11          $9.73      $9.51      $8.83      $6.96
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (a)................................       0.05           0.07       0.05       0.04       0.09
    Net realized and unrealized gain (loss) on investments...       1.65          (0.23)      0.97       1.37       2.05
                                                                  ------      ---------      -----      -----      -----
      Total from investment operations.......................       1.70          (0.16)      1.02       1.41       2.14
                                                                  ------      ---------      -----      -----      -----
LESS DISTRIBUTIONS:
    Dividends paid from net investment income................      (0.05)         (0.05)     (0.05)     (0.04)     (0.09)
    Distributions paid from net realized gain................      (0.74)         (0.41)     (0.75)     (0.69)     (0.18)
                                                                  ------      ---------      -----      -----      -----
      Total distributions....................................      (0.79)         (0.46)     (0.80)     (0.73)     (0.27)
                                                                  ------      ---------      -----      -----      -----
NET ASSET VALUE, END OF YEAR.................................     $10.02          $9.11      $9.73      $9.51      $8.83
                                                                  ------      ---------      -----      -----      -----
                                                                  ------      ---------      -----      -----      -----
TOTAL RETURN.................................................      18.7%          (1.6%)     10.7%      16.0%      30.8%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands).......................   $166,759       $166,881   $185,776   $178,128   $167,498
Ratio of Expenses to Average Net Assets (b)..................      1.76%          1.80%      1.84%      1.88%      1.69%
Ratio of Net Investment Income to Average Net Assets.........      0.46%          0.67%      0.43%      0.42%      1.00%
Portfolio Turnover Rate......................................        14%            22%        31%        28%        25%

(a) Net investment income is shown after waivers of fees by the investment adviser and distributor. The per share effect of these waivers is $0.04 for the year ended December 31, 1995; $0.03 for the years ended December 31, 1994, 1993 and 1992 and $0.04 for the year ended December 31, 1991.
(b) Expense ratios are shown after waivers of fees by the investment adviser and distributor. For the years ended December 31, 1995, 1994, 1993, 1992 and 1991, the expense ratios before the waivers and reimbursements would have been 2.14%, 2.16%, 2.15%, 2.15% and 2.20%, respectively.

    The accompanying notes are an integral part of the financial statements.
                                       23

ROYCE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Value Fund (the 'Fund') is a series of The Royce Fund (the 'Trust'), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. The Fund commenced operations on December 31, 1982.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are not readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

d. Distributions:

     Dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis

ROYCE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. INVESTMENT ADVISER AND DISTRIBUTOR:

     Under  its  investment  advisory   agreement  with  Quest  Advisory   Corp.
('Quest'), the Fund paid Quest fees totaling $1,424,451 (net of $16,222 voluntarily waived by Quest) for the year ended December 31, 1995. The agreement provides for fees equal to 1.0% per annum of the first $50 million of the Fund's average total net assets, .875% per annum of the next $50 million of such net assets and .75% per annum of additional amounts of average total net assets. Such fees are computed daily and are payable monthly to Quest.

     Quest Distributors, Inc. ('QDI'), the distributor of the Fund's shares, is an affiliate of Quest and received distribution fees from the Fund totaling $1,052,321 (net of $619,074 voluntarily waived by QDI) for the year ended December 31, 1995. The distribution agreement pursuant to Rule 12b-1, provides for maximum fees of 1.0% per annum of average total net assets.

3. FUND SHARES:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                             Year Ended                    Year Ended
                                                         December 31, 1995             December 31, 1994
                                                     --------------------------    --------------------------
                                                       Shares         Amount         Shares         Amount
                                                     ----------    ------------    ----------    ------------
Sold..............................................      525,172    $  5,233,818       763,903    $  7,367,068
Issued as reinvested dividends and
  distributions...................................    1,179,996      11,764,560       833,361       7,591,915
Redeemed..........................................   (3,368,817)    (33,282,011)   (2,377,449)    (22,891,439)

     Shares redeemed within one year are subject to a 1% redemption fee, payable to the Fund, which is used to offset costs associated with the redemption.

4. PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $22,373,419 and $50,742,925, respectively.

ROYCE VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and Shareholders of Royce Value Fund:

     We have audited the accompanying statement of assets and liabilities of Royce Value Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 POSTSCRIPT: CRUISES, DECK CHAIRS AND INVESTING

     Charlie Brown and his friends frequently offer sage commentary on life. In one Peanuts cartoon, Lucy remarks to Charlie Brown that 'life is like a deck chair.' Some people on a cruise take their chairs to the rear of the ship so they can see where they have been. Others face their chairs forward, to see where they are going. Charlie Brown laments that on his ship of life, he has never been able to get his chair unfolded.

     Investing is much the same way. Investors often get different views from their deck chairs. Sometimes the view on the 'large-cap growth' side is better, while at other times the views in the direction of 'mid-cap blend' or of 'small-cap value' may be better. What is most important is that an investor be on the cruise to begin with; being left standing on the pier is no fun at all. It is equally important that an investor not get seasick by running from one side of the ship to the other trying to get the best view. Studies have shown that the average investor does far worse than the market in general largely because he buys into, or sells out of, a fund or investment style at the wrong time in an attempt to chase the best returns.

     On the most recent leg of this cruise, large-cap stocks and technology issues provided beautiful sunsets, while our investment style provided scenery that was much less exciting. Such market swings between market capitalization and investment style are well documented, and the most recent under-performance by small-cap value is just as common as the over-performance in 1992 and 1993. Remember, the sun usually sets on the other side of the ship on the way back to port.

     As to the remainder of our cruise, we are sitting not on the deck, but in the engine room making sure the engines are in good working order. We remain confident in our approach and the absolute results it produces over the long-term, even though they may not be relatively dynamic at all times. We are not concerned with how the rest of the chairs face or if they are folded or unfolded, just whether our passengers will get to their final destination.

             ------------------------------------------------------

                                THE ROYCE FUNDS

     General Information and Telephone Purchases ......... 1 (800) 221-4268
     Shareholder Account Services ........................ 1 (800) 841-1180
     Investment Advisor Services ......................... 1 (800) 33-ROYCE
     The Royce Funds InfoLine ............................ 1 (800) 78-ROYCE
     E-mail Address ................................ roycenet@interport.net
     Internet Homepage .......... http://www.galt.com/www/home/mutual/royce

             1414 Avenue of the Americas, New York, New York 10019

 This report must be accompanied by or preceded by a current prospectus of the
                                     Fund.

ROYCE
EQUITY
INCOME
FUND
                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1995


THE ROYCE FUNDS

The Royce Funds
                                                     1414 Avenue of the Americas
                                                          New York, NY 10019
                                                            (212) 355-7311
                                                            (800) 221-4268

Dear Shareholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

                     This familiar phrase describes popular superhero Superman,
   [GRAPHIC]      but it could also reflect 1995's stock market performance.
                  1995, like Superman, was extraordinary by any standard of
measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE EQUITY INCOME FUND'S ('REI') income oriented, small-cap value approach was no match for the performance of the raging bull market of 1995. Just as 'small-cap' under-performed large-cap, 'value' under-performed growth within the small-cap category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the consumer and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, REI's risk-averse style produced a 16.4% return in 1995, quite reasonable on an absolute basis. For the five years ended December 31, 1995, average annual total return for the Fund was 14.6%.

   According to mutual fund evaluation service Morningstar, REI had one of the lowest risk profiles out of the 67 equity income funds in the category, as measured by Morningstar's risk ratio, standard deviation and beta for the last three years*. We believe that managing risk is critical to delivering above average long-term returns.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern bull
market, generally at the later
stages, the concept of relative             [GRAPHIC]
performance becomes dominant in any
discussion of investment results. As
prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION
MAKING . . . THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

                Royce Equity Income Fund uses a risk-averse approach to invest [GRAPHIC] in above average dividend paying securities of small-cap companies.
             Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $1 billion, our weighted average and median market caps are actually much lower; $468 million and $309 million, respectively at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap segment is huge in numbers, with over 10,000 companies valued at more than $900 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.


HOW IT WORKS

   Our approach to investing in
individual small-cap companies has              [GRAPHIC]
proven long-term benefits, but can
be both unpredictable and frustrating
in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

                  During calendar 1995, the usual but somewhat arbitrary
  [GRAPHIC]    measurement period of choice, each of these companies made meaningful positive contributions to our overall performance.
More importantly, they represent specific examples of our discipline at work. Royce Equity Income's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                             % GAIN     $ GAIN
--------                             ------    --------
Student Loan Marketing Assoc.         103%     $462,945
Waterhouse Inv. Svcs, Inc. Conv.
  Deb.                                 60%     $442,330
Glenfeld, Inc. Pfd.                    62%     $381,278
Comdisco, Inc.                         47%     $321,001
Atlantic Southeast Airlines, Inc.      97%     $313,724

   Student Loan Marketing Association (Sallie Mae), Comdisco and Atlantic Southeast Airlines were relatively large, high confidence investments we knew well and regarded as 'premier' companies in their respective industries. In each case, we built our positions when business conditions were difficult and the investment community had voted negatively on future prospects.

   Waterhouse Investors Services and Glenfeld were two convertible securities initially purchased for their attractive yields. As bond prices rose and financial service companies appreciated, these two investments performed more like equities than fixed income securities, producing outsized returns for the risks taken.

GOOD IDEAS AT THE TIME

                  Our greatest opportunities often occur when we identify good
  [GRAPHIC]    businesses which have fallen from favor due to some sort of short-term, but correctable, problem. Even the best small-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                             % LOSS     $ LOSS
--------                             ------    --------

Delta Woodside Industries, Inc.        42%     $381,707
NCH Corporation                        14%     $156,509
Handleman Company                      49%     $125,515
Blair Corporation                      21%     $122,169
Guaranty National Corporation          16%     $110,918

   Of these five losers, Blair and Guaranty National appear to have the best prospects for full recoveries. In the case of Handleman and Delta Woodside, difficulties in retailing and apparel manufacturing have put these two companies in the intensive care ward. While we hope for some improvement in each case, it will take more patience and full recovery seems unlikely. In the case of NCH, our loss was relatively modest. Our main concern is whether or not this once dominant company can regain its former prominence as a premier industrial distributor. The good news is that our five worst performers combined had less than a 1.5% negative impact on the Fund's performance in 1995.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

   There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

   The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

   It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

   It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

   Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

   It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

                     An interesting aspect of this five year rise in both stocks
   [GRAPHIC]      and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to
proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year
uninterrupted by normal corrections, we find
ourselves asking (and more to the point, others   [GRAPHIC]
asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 -- 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

               IMPACT OF INTEREST ON STOCK MARKET PERFORMANCE

                                     [GRAPH]

        LONG-TERM GOVERNMENT BOND YIELDS AND DOW JONES INDUSTRIAL AVERAGE

   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT

   We have been discussing what has
happened. Now it's time to                    [GRAPHIC]
talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our income oriented approach to small-cap investing, to have both an absolute and relative pay-off. Your continued confidence is appreciated.

   Yours faithfully,


    CHARLES M. ROYCE
                               Jack E. Fockler, Jr.
     Charles M. Royce           W. Whitney George
      President                  Vice Presidents

February 15, 1996



---------------

NOTE:   S&P  500  and  Russell  2000  are  unmanaged  indices  and  include  the reinvestment of dividends.

* Morningstar's proprietary risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the Beta of the S&P 500 equal to 1.00. Standard deviation is a statistical measure within which a fund's total return falls. The average Morningstar risk ratio, beta and standard deviation for the 67 equity income funds with a three-year history as of 12/31/95 were: 0.67, 0.62 and 7.45, respectively. The Morningstar risk ratio, beta and standard deviation for Royce Equity Income Fund over the same period were: 0.51, 0.49 and 5.61, respectively. Source:
  Morningstar, Inc.

                                FINANCIAL REVIEW

            ANNUAL RESULTS
---------------------------------------
1995...........................    16.4%
1994...........................    (3.3%)
1993...........................    13.1%
1992...........................    19.4%
1991...........................    30.3%
1990*..........................   (15.4%)

     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
          (THROUGH 12/31/95)
Since Inception*...............    9.0%
5-Year.........................   14.6%

                    ROYCE EQUITY INCOME FUND VERSUS S&P 500
                      VALUE OF $10,000 INVESTED ON 1/2/90



                                      [GRAPH]



* Inception Date - January 2, 1990

     The results presented in this report should not be considered representative of the total return from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate, so that the shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to those accounts open less than one year.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the REI portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

PORTFOLIO COMPOSITION                                                        VALUE          % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Common Stocks                                                             $42,054,653             74.9%
Bonds & Preferred Stocks                                                   10,657,131             19.0
Cash & Other Net Assets                                                     3,465,398              6.1
                                                                          -----------            -----
Total Net Assets                                                          $56,177,182            100.0%
                                                                          -----------            -----
                                                                          -----------            -----
PORTFOLIO DIAGNOSTICS (unaudited)
-----------------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization                                   $468 Million
Median Market Capitalization                                             $309 Million
Weighted Average P/E Ratio                                                       14.3x
Weighted Average P/B Ratio                                                        1.4x
Weighted Average Portfolio Yield                                                  4.5%

COMMON STOCK SECTORS                                                    % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Industrial Cyclicals                                                             22.6%
Financial                                                                        18.3
Services                                                                         10.6
Consumer Durables                                                                 9.3
Retail                                                                            6.2
Consumer Staples                                                                  4.7
Energy                                                                            2.3
Technology                                                                        0.9

TOP TWENTY POSITIONS                                                         VALUE          % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   1  Central Steel & Wire Company                                         $1,364,188              2.4%
   2  Kimball International, Inc. Cl. B                                     1,161,500              2.1
   3  The Standard Register Company                                         1,129,013              2.0
   4  NCH Corporation                                                       1,079,925              1.9
   5  Comdisco, Inc.                                                        1,079,213              1.9
   6  Zenith National Insurance Corp.                                       1,066,611              1.9
   7  Stanhome Inc.                                                         1,057,238              1.9
   8  Hilb, Rogal & Hamilton Company                                          981,725              1.7
   9 *National Education Corporation                                          940,975              1.7
  10 *Richardson Electronics, Ltd.                                            929,250              1.7
  11  The Newhall Land and Farming Company                                    904,400              1.6
  12  Family Dollar Stores, Inc.                                              880,000              1.6
  13 *Reliance Group Holdings, Inc.                                           864,225              1.5
  14  Crawford & Company                                                      845,550              1.5
  15 *Figgie International Inc.                                               834,805              1.5
  16  Lufkin Industries, Inc.                                                 823,550              1.5
  17 *Cliffs Drilling Company                                                 816,750              1.5
  18 *Waban Inc.                                                              799,500              1.4
  19  Delta Woodside Industries, Inc.                                         795,000              1.4
  20  P.H. Glatfelter Company                                                 782,613              1.4

     *Debt security of issuer.

ROYCE EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 74.9%

                                            Value
  Shares                                  (Note 1)
---------                                -----------
CONSUMER DURABLES - 9.3%
      7,100  Bassett Furniture
               Industries,
               Incorporated............. $   165,074
    120,000  Delta Woodside Industries,
               Inc......................     795,000
     43,400  Flexsteel Industries,
               Inc......................     444,850
     45,700  Garan Incorporated.........     771,188
     38,500  Juno Lighting, Inc.........     616,000
      5,000  La-Z-Boy Chair Company.....     154,375
     17,800  National Presto Industries,
               Inc......................     707,550
     19,100  The Ryland Group, Inc......     267,400
     23,700  Skyline Corporation........     491,775
     22,900  The Stride Rite
               Corporation..............     171,750
     20,000  Sturm, Ruger & Company,
               Inc......................     547,500
      8,300  Superior Surgical Mfg......      78,850
                                         -----------
                                           5,211,312
                                         -----------
CONSUMER STAPLES - 4.7%
     10,362  Block Drug Company, Inc.
               Cl. A....................     360,108
     14,100  Genesee Corporation Cl.
               B........................     620,400
     24,700  Midwest Grain Products,
               Inc......................     345,800
     12,300  The J.M. Smucker Company
               Cl. A....................     270,600
     36,300  Stanhome Inc...............   1,057,238
                                         -----------
                                           2,654,146
                                         -----------
ENERGY - 2.3%
     11,100  The Louisiana Land and
               Exploration Company......     475,913
     36,400  Lufkin Industries, Inc.....     823,550
                                         -----------
                                           1,299,463
                                         -----------
FINANCIAL - 18.3%
     20,700  Argonaut Group, Inc........     672,750
     22,200  E.W. Blanch Holdings,
               Inc......................     518,925
     47,700  Comdisco, Inc..............   1,079,213
     31,500  Cousins Properties
               Incorporated.............     637,875

                                            Value
  Shares                                  (Note 1)
---------                                -----------
     14,400  Dauphin Deposit Corp....... $   414,000
      8,300  Eaton Vance Corp...........     234,475
      2,400  Arthur J. Gallagher &
               Co.......................      89,400
     35,000  Guaranty National
               Corporation..............     538,125
     73,400  Hilb, Rogal & Hamilton
               Company..................     981,725
      2,323 *Investors Financial
               Services Corp............      48,202
        447 *Investors Financial
               Services Corp. Cl. A.....       9,266
     14,250  Keystone Financial, Inc....     427,500
     19,400  Mercantile Bankshares
               Corporation..............     540,775
     53,200  The Newhall Land and
               Farming Company..........     904,400
     12,600  Susquehanna Bancshares,
               Inc......................     333,900
      2,800  U. S. Trust Corp...........     139,300
      9,600  Vornado Realty Trust.......     360,000
     10,100  Washington National
               Corporation..............     279,013
     59,400`D'Willis Corroon Group
               plc......................     690,525
     10,100  Wilmington Trust
               Corporation..............     311,838
     49,900  Zenith National Insurance
               Corp.....................   1,066,611
                                         -----------
                                          10,277,818
                                         -----------
INDUSTRIAL CYCLICALS - 22.6%
      2,090  Aceto Corporation..........      33,440
      6,700  Burnham Corporation Cl.
               A........................     164,150
     14,700  Calgon Carbon
               Corporation..............     176,400
     34,700  CalMat Co..................     633,275
      2,324  Central Steel & Wire
               Company..................   1,364,188
     16,700  CLARCOR Inc................     340,263
     24,800  Crompton & Knowles
               Corporation..............     328,600
      8,500  Curtiss-Wright
               Corporation..............     456,875
     22,700  Florida Rock Industries,
               Inc......................     663,975

    The accompanying notes are an integral part of the financial statements.

ROYCE EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                  (Note 1)
---------                                -----------
INDUSTRIAL CYCLICALS (continued)
     45,100  Gilbert Associates, Inc.
               Cl. A.................... $   563,750
     45,700  P. H. Glatfelter Company...     782,613
      8,100  International Aluminum
               Corporation..............     232,875
     46,000  Kimball International, Inc.
               Cl. B....................   1,161,500
     45,600  Lawter International,
               Inc......................     530,100
     48,200  Lilly Industries, Inc. Cl.
               A........................     614,550
      1,500  Herman Miller, Inc.........      45,000
     12,000  Minuteman International,
               Inc......................     111,000
     18,700  NCH Corporation............   1,079,925
     30,300  Oshkosh Truck Corporation
               Cl. B....................     462,075
     11,000  Quaker Chemical
               Corporation..............     148,500
     21,700  The L. S. Starrett Company
               Cl. A....................     561,484
     64,700  Tab Products Co............     420,550
     19,800  Watts Industries, Inc. Cl.
               A........................     460,350
      9,600  Woodward Governor
               Company..................     705,600
     36,600  Zero Corporation...........     649,650
                                         -----------
                                          12,690,688
                                         -----------
RETAIL - 6.2%
     18,400  Blair Corporation..........     581,900
     20,100  Claire's Stores, Inc.......     354,263
     64,000  Family Dollar Stores,
               Inc......................     880,000
     16,800  Melville Corporation.......     516,600
     33,300  Nash Finch Company.........     607,725
     22,900  Strawbridge & Clothier Cl.
               A........................     549,600
                                         -----------
                                           3,490,088
                                         -----------
SERVICES - 10.6%
      9,500  Banta Corporation..........     418,000
     29,800  Bowne & Co., Inc...........     596,000


                                            Value
  Shares                                  (Note 1)
---------                                -----------
     43,300  Crawford & Company Cl. A... $   692,800
      9,400  Crawford & Company Cl. B...     152,750
     28,700  Ecology and Environment,
               Inc. Cl. A...............     240,362
     45,200  Ennis Business Forms,
               Inc......................     553,700
     18,700  Handleman Company..........     107,525
     20,000  John H. Harland Company....     417,500
      5,000  National Service
               Industries, Inc..........     161,875
     34,600  New England Business
               Service, Inc.............     756,875
     24,400  Piccadilly Cafeterias,
               Inc......................     231,800
      5,000  REFAC Technology
               Development
               Corporation..............      33,125
     56,100  The Standard Register
               Company..................   1,129,013
     33,800  Super Food Services,
               Inc......................     439,400
                                         -----------
                                           5,930,725
                                         -----------
TECHNOLOGY - .9%
      5,300  Kaman Corporation Cl. A....      58,963
     32,400  Scitex Corporation
               Limited..................     441,450
                                         -----------
                                             500,413
                                         -----------
             Total Common Stocks (Cost
               $39,710,304).............  42,054,653
                                         -----------
PREFERRED STOCKS - 3.0%
     29,700  Cliffs Drilling Company
               $2.3125 Conv. Ex.........     816,750
      9,400  Glenfeld, Inc. 8.75%
               Non-Cum. Conv. Ser. E....     425,350

    The accompanying notes are an integral part of the financial statements.

ROYCE EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                            Value
  Shares                                  (Note 1)
---------                                -----------
PREFERRED STOCKS (continued)
     16,800  Manville Corporation $1
               Ser. B Cum............... $   422,100
                                         -----------
             Total Preferred Stocks
               (Cost $1,350,645)........   1,664,200
                                         -----------
 Principal
  Amount
-----------
CORPORATE BONDS - 16.0%
$   388,000  AnnTaylor Stores
               Corporation 8.75% Sub.
               Deb. due 6/15/00.........     320,100
    569,000  J. Baker, Inc. 7% Conv.
               Sub. Deb.
               due 6/01/02..............     398,300
    290,000  Continental Pacific Bank
               Var. Rate Conv. Deb. due
               4/30/03..................     290,000
    796,000  Dixie Yarns, Inc. 7% Conv.
               Sub. Deb. due 5/15/12....     616,900
    700,000  Fieldcrest Cannon, Inc. 6%
               Conv. Sub. Deb. due
               3/15/12..................     479,500
    839,000  Figgie International Inc.
               9.875% Sr. Note due
               10/01/99.................     834,805
    397,000  Marsh Supermarkets, Inc. 7%
               Conv. Sub. Deb. due
               2/15/03..................     388,068
  1,330,000  National Education
               Corporation 6.5% Conv.
               Sub. Deb. due 5/15/11....     940,975
    209,000  Orchard Supply Hardware
               Stores Corp. 9.375% Sr.
               Note due 2/15/02.........     199,595
 Principal                                  Value
  Amount                                  (Note 1)
-----------                              -----------
$   575,000  Playtex Family Products
               Corp 9% Sr. Sub. Note due
               12/15/03................. $   501,688
    720,000  RLI Corp. 6% Conv. Sub.
               Deb. due 7/15/03.........     756,900
    835,000  Reliance Group Holdings,
               Inc. 9% Sr. Note due
               11/15/00.................     864,225
  1,050,000  Richardson Electronics,
               Ltd. 7.25% Conv. Sub.
               Deb. due 12/15/06........     929,250
    718,000  Sequa Corporation 9.375%
               Sr. Sub. Deb. due
               12/15/03.................     673,125
    820,000  Waban Inc. 6.50% Conv. Sub.
               Deb. due 7/01/02.........     799,500
                                         -----------
             Total Corporate Bonds (Cost
               $8,548,416)..............   8,992,931
                                         -----------
REPURCHASE AGREEMENT - 5.5%
State Street Bank and Trust Company,
  5.25% due 1/02/96, collateralized by
  U.S. Treasury Notes, 7.25% due
  5/15/16, valued at $3,184,351 (Cost
  $3,117,000)...........................   3,117,000
                                         -----------

TOTAL INVESTMENTS - 99.4% (COST
  $52,726,365)..........................  55,828,784
CASH AND OTHER ASSETS LESS
  LIABILITIES - .6%.....................     348,398
                                         -----------
NET ASSETS - 100.0%..................... $56,177,182
                                         -----------
                                         -----------

 *  Non-income producing.
`D' American Depository Receipt.

INCOME TAX INFORMATION - The cost of total investments for federal income tax purposes was $52,941,502. At December 31, 1995, net unrealized apprecation for all securities amounted to $2,887,282, consisting of aggregate gross unrealized appreciation of $5,401,624 and aggregate gross unrealized depreciation of $2,514,342.

    The accompanying notes are an integral part of the financial statements.

ROYCE EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $52,726,365) (Note 1).......................................   $55,828,784
Receivable for investments sold...................................................................       387,432
Receivable for shares of beneficial interest sold.................................................        73,458
Receivable for dividends and interest.............................................................       283,114
                                                                                                     -----------
  TOTAL ASSETS....................................................................................    56,572,788
                                                                                                     -----------
LIABILITIES:
Payable for investments purchased.................................................................       275,390
Payable for shares of beneficial interest redeemed................................................        77,503
Accrued expenses..................................................................................        42,713
                                                                                                     -----------
  TOTAL LIABILITIES...............................................................................       395,606
                                                                                                     -----------
  NET ASSETS......................................................................................   $56,177,182
                                                                                                     -----------
                                                                                                     -----------
ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments......................................................   $    67,969
Net unrealized appreciation on investments........................................................     3,102,419
Shares of beneficial interest (Note 3)............................................................         9,859
Additional paid-in capital........................................................................    52,996,935
                                                                                                     -----------
  NET ASSETS......................................................................................   $56,177,182
                                                                                                     -----------
                                                                                                     -----------
PRICING OF SHARES:
Net asset value, offering and redemption price per share
  ($56,177,182 [div] 9,858,885 shares outstanding) (Note 3).......................................         $5.70
                                                                                                           -----
                                                                                                           -----


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Years ended December 31,
                                                                                    ---------------------------
                                                                                        1995           1994
                                                                                    ------------    -----------

FROM INVESTMENT ACTIVITIES:
  Net investment income..........................................................   $  2,289,102    $ 2,995,227
  Net realized gain on investments...............................................      2,816,539        578,459
  Net unrealized appreciation (depreciation) on investments......................      5,050,556     (6,263,425)
                                                                                    ------------    -----------
  Increase (decrease) in net assets resulting from operations....................     10,156,197     (2,689,739)
  Dividends paid from net investment income......................................     (2,310,331)    (2,910,795)
  Distributions paid from net realized gains.....................................       (394,120)    (1,456,528)
FROM CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets from capital share transactions (Note 3)................    (28,405,230)      (473,326)
                                                                                    ------------    -----------
DECREASE IN NET ASSETS...........................................................    (20,953,484)    (7,530,388)
NET ASSETS:
  Beginning of year..............................................................     77,130,666     84,661,054
                                                                                    ------------    -----------
  End of year (including distributions in excess of net investment income of $0
    and $5,515, respectively)....................................................   $ 56,177,182    $77,130,666
                                                                                    ------------    -----------
                                                                                    ------------    -----------

    The accompanying notes are an integral part of the financial statements.

ROYCE EQUITY INCOME FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends.....................................................................................   $ 1,995,242
    Interest......................................................................................     1,107,671
                                                                                                     -----------
              Total Income........................................................................     3,102,913
                                                                                                     -----------
Expenses:
    Investment advisory fee (Note 2)..............................................................       655,813
    Custodian and transfer agent fees.............................................................        84,316
    Administrative and clerical services..........................................................        27,933
    Supplies and postage..........................................................................        27,673
    Legal and auditing fees.......................................................................        18,335
    Shareholder reports and notices...............................................................        14,427
    Federal and state registration fees...........................................................        14,393
    Miscellaneous.................................................................................        14,028
    Facilities and office space...................................................................         7,874
    Trustees' fees................................................................................         6,049
    Fee waived by investment adviser (Note 2).....................................................       (57,030)
                                                                                                     -----------
              Total Expenses......................................................................       813,811
                                                                                                     -----------
              Net Investment Income...............................................................     2,289,102
                                                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................................................................     2,816,539
Net unrealized appreciation on investments........................................................     5,050,556
                                                                                                     -----------
Net realized and unrealized gain on investments...................................................     7,867,095
                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................   $10,156,197
                                                                                                     -----------
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

ROYCE EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance over the last five years.

                                                                         Years ended December 31,
                                                            ---------------------------------------------------
                                                             1995       1994       1993       1992       1991
                                                            -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR.......................     $5.12      $5.58      $5.49      $4.93      $4.03
                                                            -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (a)............................      0.21       0.19       0.21       0.22       0.22
    Net realized and unrealized gain (loss) on
       investments.......................................      0.62      (0.37)      0.50       0.72       0.99
                                                            -------    -------    -------    -------    -------
         Total from investment operations................      0.83      (0.18)      0.71       0.94       1.21
                                                            -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
    Dividends paid from net investment income............     (0.21)     (0.18)     (0.21)     (0.22)     (0.22)
    Distributions paid from net realized gains...........     (0.04)     (0.10)     (0.41)     (0.16)     (0.09)
                                                            -------    -------    -------    -------    -------
         Total distributions.............................     (0.25)     (0.28)     (0.62)     (0.38)     (0.31)
                                                            -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR.............................     $5.70      $5.12      $5.58      $5.49      $4.93
                                                            -------    -------    -------    -------    -------
                                                            -------    -------    -------    -------    -------
TOTAL RETURN.............................................     16.4%      (3.3%)     13.1%      19.4%      30.3%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)...................   $56,177    $77,131    $84,661    $54,101    $41,063
Ratio of Expenses to Average Net Assets (b)..............     1.24%      1.27%      1.00%      0.99%      0.99%
Ratio of Net Investment Income to Average Net Assets.....     3.49%      3.43%      3.79%      4.31%      4.58%
Portfolio Turnover Rate..................................       29%        47%       100%        59%        72%

------------
 (a) Net investment income is shown after waivers of fees by the investment adviser and distributor. The per share effect of these waivers is $.01 for the years ended December 31, 1995, 1994 and 1993 and $.02 for the years ended December 31, 1992 and 1991.
 (b) Expense ratio before waiver of fees by the investment adviser and distributor would have been 1.33% for each of the years ended December 31, 1995 and 1994; 1.39% for the year ended December 31, 1993 and 1.30% for each of the years ended December 31, 1992 and 1991.

    The accompanying notes are an integral part of the financial statements.

ROYCE EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Equity Income Fund (the 'Fund') is a series of The Royce Fund (the 'Trust'), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. The Fund commenced operations on January 2, 1990.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

     At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $643,266, of which $214,422 may be applied annually against any realized net taxable capital gains until December 31, 1998, the expiration date.

d. Distributions:

     The Fund declares dividends on a quarterly basis and capital gains distributions annually. These distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary

ROYCE EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. INVESTMENT ADVISER:

     Under the Trust's investment advisory agreement with Quest Advisory Corp. ('Quest'), the Fund accrued and paid Quest fees totaling $598,783 (net of $57,030 voluntarily waived by Quest) for the year ended December 31, 1995. The agreement provides for fees equal to 1.0% per annum of the Fund's average net assets. Such fees are computed daily and are payable monthly to Quest.

3. FUND SHARES:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                           Year Ended                    Year Ended
                                                       December 31, 1995             December 31, 1994
                                                   --------------------------    --------------------------
                                                     Shares         Amount         Shares         Amount
                                                   ----------    ------------    ----------    ------------

Sold............................................    1,556,253    $  8,488,920     9,149,609    $ 50,298,954
Issued as reinvested dividends and
  distributions.................................      336,962       1,878,994       645,924       3,397,080
Redeemed........................................   (7,105,688)    (38,773,144)   (9,906,907)    (54,169,360)

     Shares redeemed within one year are subject to a 1% redemption fee, payable to the Fund, which is used to offset costs associated with the redemption.

4. PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term securities, amounted to $17,365,599 and $47,336,237, respectively.

ROYCE EQUITY INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and Shareholders of Royce Equity Income Fund:

     We have audited the accompanying statement of assets and liabilities of Royce Equity Income Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Equity Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 POSTSCRIPT: CRUISES, DECK CHAIRS AND INVESTING

     Charlie Brown and his friends frequently offer sage commentary on life. In one Peanuts cartoon, Lucy remarks to Charlie Brown that 'life is like a deck chair.' Some people on a cruise take their chairs to the rear of the ship so they can see where they have been. Others face their chairs forward, to see where they are going. Charlie Brown laments that on his ship of life, he has never been able to get his chair unfolded.

     Investing is much the same way. Investors often get different views from their deck chairs. Sometimes the view on the 'large-cap growth' side is better, while at other times the views in the direction of 'mid-cap blend' or of 'small-cap value' may be better. What is most important is that an investor be on the cruise to begin with; being left standing on the pier is no fun at all. It is equally important that an investor not get seasick by running from one side of the ship to the other trying to get the best view. Studies have shown that the average investor does far worse than the market in general largely because he buys into, or sells out of, a fund or investment style at the wrong time in an attempt to chase the best returns.

     On the most recent leg of this cruise, large-cap stocks and technology issues provided beautiful sunsets, while our investment style provided scenery that was much less exciting. Such market swings between market capitalization and investment style are well documented, and the most recent under-performance by small-cap value is just as common as the over-performance in 1992 and 1993. Remember, the sun usually sets on the other side of the ship on the way back to port.

     As to the remainder of our cruise, we are sitting not on the deck, but in the engine room making sure the engines are in good working order. We remain confident in our approach and the absolute results it produces over the long-term, even though they may not be relatively dynamic at all times. We are not concerned with how the rest of the chairs face or if they are folded or unfolded, just whether our passengers will get to their final destination.

             ------------------------------------------------------

                                THE ROYCE FUNDS

     General Information and Telephone Purchases ....... 1 (800)   221-4268
     Shareholder Account Services ...................... 1 (800)   841-1180
     Investment Advisor Services ......................... 1 (800) 33-ROYCE
     The Royce Funds InfoLine ............................ 1 (800) 78-ROYCE
     E-mail Address ................................ roycenet@interport.net
     Internet Homepage .......... http://www.galt.com/www/home/mutual/royce

             1414 Avenue of the Americas, New York, New York 10019

 This report must be accompanied by or preceded by a current prospectus of the
                                     Fund.

ROYCE
PREMIER
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995
THE ROYCE FUNDS

The Royce Funds
                                                     1414 Avenue of the Americas
                                                          New York, NY 10019
                                                            (212) 355-7311
                                                            (800) 221-4268

Dear Shareholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

                     This familiar phrase describes popular superhero Superman,
  [GRAPHIC]       but it could also reflect 1995's stock market performance.
                  1995, like Superman, was extraordinary by any standard of
measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE PREMIER FUND'S ('PREMIER') small-cap value orientation, which has served its shareholders well since its inception on December 31, 1991, was no match for the performance of the raging bull market of 1995. Just as 'small-cap' under-performed large-cap, 'value' under-performed growth within the small-cap category.

   Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the consumer and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, Premier's risk-averse style produced a 17.8% return in 1995, quite reasonable on an absolute basis.

   The Fund now has $302 million in net assets and four years of performance history. Average annual total returns for the Fund during the preceding three and four years were 13.2% and 13.8%, respectively. According to mutual fund evaluation service Morningstar, Premier had the lowest risk profile out of the 171 small-cap funds in the category as measured by Morningstar's risk ratio and one of the lowest risk profiles as measured by standard deviation and beta for the last three years*. We believe that managing risk is critical to delivering above average long-term returns.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern
bull market, generally at the later                 [GRAPHIC]
stages, the concept of relative
performance becomes dominant in any
discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . you can't eat relative performance!

The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION
MAKING . . . THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

                Royce Premier Fund uses a risk-averse approach to invest in the
[GRAPHIC]    securities of small-cap companies viewed by the advisor as having superior financial characteristics and/or unusually attractive business prospects. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $1 billion, our weighted average and median market caps are actually much lower; $599 million and $447 million, respectively, at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap market is huge in numbers, with over 10,000 companies valued at more than $900 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

HOW IT WORKS

   Our approach to investing in
individual small-cap companies has                 [GRAPHIC]
proven long-term benefits, but can
be both unpredictable and frustrating
in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

                  During calendar 1995, the usual but somewhat arbitrary
  [GRAPHIC]    measurement period of choice, each of these companies made meaningful positive contributions to our overall performance.
More importantly, they represent specific examples of our discipline at work. Royce Premier Fund's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                           % GAIN      $ GAIN
--------                           ------    ----------
Atlantic Southeast Airlines,
  Inc.                               39%     $2,330,083
Comdisco, Inc.                       47%     $2,312,868
T. Rowe Price Associates, Inc.       56%     $2,212,307
Wesco Financial Corporation          58%     $2,122,355
Claire's Stores, Inc.                47%     $2,050,960

   In every example, our winners were attributable to earlier purchases of companies we knew well and regarded as 'premier' participants in their respective industries. We built our positions when business conditions were difficult and the investment community had voted negatively on future prospects. Rising interest rates in 1994 enabled us to acquire financial services franchises like Comdisco (computer leasing), T. Rowe Price Associates (mutual fund management) and Wesco Financial (Warren Buffett controlled insurance) at large discounts to their intrinsic value. Similarly, Atlantic Southeast Airlines sold at give-away prices after the widely publicized problems of commuter aircraft in winter conditions. Finally, Claire's Stores stock price fell victim to a terrible retailing environment despite strong operating results.

   While our winners clearly got more votes in 1995, four out of five of our best perfomers have yet to be properly weighed and remain as prominent positions in our portfolio.

GOOD IDEAS AT THE TIME

                    Our greatest opportunities often occur when we identify good
   [GRAPHIC]     businesses which have fallen from favor due to some sort of short-term, but correctable, problem. Even the best small-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                            % LOSS      $ LOSS
--------                            ------    ----------
The Stride Rite Corporation           33%     $1,075,384
Charming Shoppes, Inc.,               57%     $1,052,600
The Lincoln Electric Company          17%     $  882,271
Mikasa, Inc.                          10%     $  652,478
Blessings Corporation                 27%     $  616,133

   Of these five losers, Lincoln Electric and Mikasa appear to have excellent prospects for quick and full recoveries. They suffer from little more than neglect. Blessings (plastic extrusion) ran into raw material costs increases which could not be passed along to big customers. This too should pass. However, Stride Rite and Charming Shoppes have suffered so deeply from current conditions in retailing that one has landed in the intensive care ward and the other now is out of our portfolio. Needless to say, full recovery in their positions is beyond even our patience. The good news is that we had few other losers and they were modest in comparison to our successful investments in 1995.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

  There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

  The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

  It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

  It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

  Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

  It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

                     An interesting aspect of this five year rise in both stocks
   [GRAPHIC]      and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to
proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year
uninterrupted by normal corrections, we find          [GRAPHIC]
ourselves asking (and more to the point, others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.



                                 [GRAPH GOES HERE]



   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT

   We have been discussing what has
happened. Now it's time to talk about              [GRAPHIC]
 what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our approach to small-cap investing to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

   Yours faithfully,

     CHARLES M. ROYCE          Jack E. Fockler, Jr.
     Charles M. Royce           W. Whitney George
      President                  Vice Presidents

February 15, 1996

---------------

NOTE:  S&P  500  and  Russell  2000  are  unmanaged  indices  and  include   the
reinvestment of dividends.

* Morningstar's proprietary risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the Beta of the S&P 500 equal to 1.00. Standard deviation is a statistical measure within which a fund's total return falls. The average Morningstar risk ratio, beta and standard deviation for the 171 small-cap funds with a three-year history as of 12/31/95 were: 1.04, 0.91 and 11.79, respectively. The Morningstar risk ratio, beta and standard deviation for Royce Premier Fund over the same period were: 0.36, 0.42 and 5.28, respectively.
  Source: Morningstar, Inc.

                                FINANCIAL REVIEW

           ANNUAL RETURNS
           --------------
1995........................... 17.8%
1994...........................  3.3%
1993........................... 19.0%
1992........................... 15.8%

     AVERAGE ANNUAL TOTAL RETURNS
     ----------------------------
          (THROUGH 12/31/95)
Since Inception*...............   13.8%
3-year.........................   13.2%


                       ROYCE PREMIER FUND VERSUS S&P 500
                     VALUE OF $10,000 INVESTED ON 12/31/91



                             [GRAPH GOES HERE]



* Inception Date -- December 31, 1991

     The results presented in this report should not be considered representative of the total return from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate so that shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to accounts open for less than one year.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the Royce Premier Fund portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

PORTFOLIO COMPOSITION                                                      VALUE            % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Common Stocks                                                          $ 249,762,137              82.6%
Cash & Other Net Assets                                                   52,477,313              17.4
                                                                      ---------------          -------
Total Net Assets                                                       $ 302,239,450             100.0%
                                                                      ---------------          -------
                                                                      ---------------          -------

PORTFOLIO DIAGNOSTICS (unaudited)
-----------------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization                                          $599 Million
Median Market Capitalization                                                    $447 Million
Weighted Average P/E Ratio                                                      14.4x
Weighted Average P/B Ratio                                                       1.7x
Weighted Average Portfolio Yield                                                 1.9%

COMMON STOCK SECTORS                                                  % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Financial                                                                       21.5%
Industrial Cyclicals                                                            18.2
Services                                                                        16.4
Retail                                                                           9.5
Consumer Durables                                                                8.7
Energy                                                                           2.9
Consumer Staples                                                                 2.7
Technology                                                                       1.6
Health                                                                           1.1

TOP TWENTY POSITIONS                                                       VALUE            % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   1  Comdisco, Inc.                                                      $7,354,256               2.4%
   2  Stanhome Inc.                                                        6,238,575               2.1
   3  Marshall Industries                                                  6,222,612               2.1
   4  Florida Rock Industries, Inc.                                        6,060,600               2.0
   5  Wesco Financial Corporation                                          5,787,600               1.9
   6  Reebok International Ltd                                             5,763,000               1.9
   7  The Dress Barn, Inc.                                                 5,546,788               1.8
   8  The Standard Register Company                                        5,449,850               1.8
   9  E.W. Blanch Holdings, Inc.                                           5,343,525               1.8
  10  W.R. Berkley Corp.                                                   5,256,750               1.7
  11  Curtiss-Wright Corporation                                           5,197,625               1.7
  12  JUNO Lighting, Inc.                                                  5,158,400               1.7
  13  Fab Industries, Inc.                                                 4,962,938               1.6
  14  Woodward Governor Company                                            4,684,817               1.6
  15  Pennsylvania Manufacturers Corporation                               4,649,370               1.5
  16  Tom Brown, Inc.                                                      4,620,184               1.5
  17  Orion Capital Corporation                                            4,563,050               1.5
  18  Sotheby's Holdings, Inc. Cl. A                                       4,431,750               1.5
  19  Trenwick Group Inc.                                                  4,381,875               1.4
  20  CalMat Co.                                                           4,348,975               1.4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROYCE
PREMIER
FUND

FINANCIAL STATEMENTS

ROYCE PREMIER FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 82.6%

                                            Value
 Shares                                    (Note 1)
 ------                                    --------
CONSUMER DURABLES - 8.7%
  135,000 *Ethan Allen Interiors
             Inc. ...................    $  2,750,622
  203,800  Garan Incorporated........       3,439,125
  322,400  Juno Lighting, Inc. ......       5,158,400
  204,000  Reebok International
             Ltd. ...................       5,763,000
  107,900  The Singer Company
             N.V. ...................       3,007,713
  320,100  The Stride Rite
             Corporation.............       2,400,750
  142,700  Sturm, Ruger & Company,
             Inc. ...................       3,906,413
                                         ------------
                                           26,426,023
                                         ------------
CONSUMER STAPLES - 2.7%
   54,911  Block Drug Company, Inc.
             Cl. A...................       1,908,170
  214,200  Stanhome Inc. ............       6,238,575
                                         ------------
                                            8,146,745
                                         ------------
ENERGY - 2.9%
  315,910 *Tom Brown, Inc. ..........       4,620,184
  151,000  Camco International
             Inc. ...................       4,228,000
                                         ------------
                                            8,848,184
                                         ------------
FINANCIAL - 21.5%
   15,536 *Alleghany Corporation.....       3,076,128
   97,800  W. R. Berkley Corp. ......       5,256,750
  228,600  E.W. Blanch Holdings,
             Inc. ...................       5,343,525
  325,050  Comdisco, Inc. ...........       7,354,256
  123,500  The Commerce Group,
             Inc. ...................       2,547,188
   90,600  Arthur J. Gallagher &
             Co. ....................       3,374,850
   99,900 *Gryphon Holdings Inc. ....       1,923,075
   92,900  The John Nuveen Company...       2,299,275
   96,600  Leucadia National
             Corporation.............       2,415,000
  105,200  Orion Capital
             Corporation.............       4,563,050
                                            Value
 Shares                                    (Note 1)
 ------                                    --------
   98,300  PartnerRe Holdings
             Ltd. ...................    $  2,703,250
  254,760  Pennsylvania Manufacturers
             Corporation.............       4,649,370
   38,200  Transatlantic Holdings,
             Inc. ...................       2,802,925
   77,900  Trenwick Group Inc. ......       4,381,875
   31,800  Wesco Financial
             Corporation.............       5,787,600
  312,600`D'Willis Corroon Group
             plc.....................       3,633,975
  132,200  Zenith National Insurance
             Corp. ..................       2,825,775
                                         ------------
                                           64,937,867
                                         ------------
HEALTH - 1.1%
  181,900 *HAEMONETICS
             CORPORATION.............       3,228,725
                                         ------------
INDUSTRIAL CYCLICALS - 18.2%
  168,800  Blessings Corporation.....       1,751,300
   94,500  W. H. Brady Co. Cl. A.....       2,551,500
  238,300  CalMat Co. ...............       4,348,975
   96,700  Curtiss-Wright
             Corporation.............       5,197,625
  155,700  Fab Industries, Inc. .....       4,962,938
  207,200  Florida Rock Industries,
             Inc. ...................       6,060,600
  229,900  P. H. Glatfelter
             Company.................       3,937,038
  118,300  Kimball International,
             Inc. Cl. B..............       2,987,075
  332,100  Lilly Industries, Inc. Cl.
             A.......................       4,234,275
  178,000  The Lincoln Electric
             Company.................       4,272,000
  108,200  Liqui-Box Corporation.....       3,205,425
   63,800  NCH Corporation...........       3,684,450
   79,200  Precision Castparts
             Corp. ..................       3,148,200
   63,739  Woodward Governor
             Company.................       4,684,817
                                         ------------
                                           55,026,218
                                         ------------
RETAIL - 9.5%
  101,400  Blair Corporation.........       3,206,775
  218,200  Claire's Stores, Inc. ....       3,845,775
  561,700 *The Dress Barn, Inc. .....       5,546,788

    The accompanying notes are an integral part of the financial statements.
                                       12

ROYCE PREMIER FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                            Value
 Shares                                    (Note 1)
 ------                                    --------
RETAIL - (continued)
  281,400  Family Dollar Stores,
             Inc. ...................    $  3,869,250
  221,300 *LANDS' END, INC. .........       3,015,213
  300,300 *Mikasa, Inc. .............       4,054,050
  390,000 *TBC Corporation...........       3,363,750
   68,500  The Talbots, Inc. ........       1,969,375
                                         ------------
                                           28,870,976
                                         ------------
SERVICES - 16.4%
   94,050  Air Express International
             Corporation.............       2,163,150
  179,700  Arnold Industries, Inc. ..       3,122,287
  174,000  Atlantic Southeast
             Airlines, Inc. .........       3,741,000
  179,300  Bowne & Co., Inc. ........       3,586,000
   20,000  Cracker Barrel Old Country
             Store, Inc. ............         345,000
  192,700  Crawford & Company Cl.
             A.......................       3,083,200
  182,700  Ennis Business Forms,
             Inc. ...................       2,238,075
   59,500  FlightSafety
             International, Inc. ....       2,989,875
   21,000  Florida East Coast
             Industries, Inc. .......       1,433,250
   16,262  Grey Advertising Inc. ....       3,252,400
  121,600  *International Dairy
             Queen, Inc. Cl. A.......       2,766,400
  193,700 *Marshall Industries.......       6,222,612
   99,600  McClatchy Newspapers, Inc.
             Cl. A...................       2,278,350
  111,400  Sbarro, Inc. .............       2,395,100
                                            Value
 Shares                                    (Note 1)
 ------                                    --------

  311,000  Sotheby's Holdings, Inc.
             Cl. A...................    $  4,431,750
  270,800  The Standard Register
             Company.................       5,449,850
                                         ------------
                                           49,498,299
                                         ------------
TECHNOLOGY - 1.6%
   37,300 *Dionex Corporation........       2,116,775
  195,400  Scitex Corporation
             Limited.................       2,662,325
                                         ------------
                                            4,779,100
                                         ------------
           Total Common Stocks
             (Cost $227,996,148).....     249,762,137
                                         ------------

U.S. TREASURY OBLIGATION - 4.9%

Principal
 Amount
---------
 $14,000,000  U.S. Treasury Notes 7%
                due 4/15/99 (Cost
                $14,194,688)             14,708,680
                                       ------------

REPURCHASE AGREEMENT - 11.6%
State Street Bank and Trust Company,
  5.25% due 1/02/96, collateralized by
  U.S. Treasury Notes, 7.25% due
  5/15/16, valued at $35,802,427 (Cost
  $35,099,000)........................   35,099,000
                                       ------------
TOTAL INVESTMENTS - 99.1% (COST
  $277,289,836).......................  299,569,817
CASH AND OTHER ASSETS LESS
  LIABILITIES - .9%...................    2,669,633
                                       ------------
NET ASSETS - 100.0%................... $302,239,450
                                       ------------
                                       ------------

  *Non-income producing.

`D'American Depository Receipt.

INCOME TAX INFORMATION - The cost of total investments for federal income tax purposes was $277,290,821. At December 31, 1995, net unrealized appreciation for all securities was $22,278,996, consisting of aggregate gross unrealized appreciation of $31,362,684 and aggregate gross unrealized depreciation of $9,083,688. The Fund designates $3,212,366 as a capital gain dividend for the purpose of the dividend paid deduction.

    The accompanying notes are an integral part of the financial statements.
                                       13

ROYCE PREMIER FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995
--------------------------------------------------------------------------------


ASSETS:
Investments at value (identified cost $242,190,836) (Note 1).....................................   $264,470,817
Repurchase agreement (Note 1)....................................................................     35,099,000
Receivable for investments sold..................................................................      3,119,300
Receivable for shares of beneficial interest sold................................................        517,015
Receivable for dividends and interest............................................................        739,155
Prepaid expenses and other assets................................................................          5,899
                                                                                                    ------------
  TOTAL ASSETS...................................................................................    303,951,186
                                                                                                    ------------
LIABILITIES:
Payable for investments purchased................................................................      1,038,571
Payable for shares of beneficial interest redeemed...............................................        273,361
Investment advisory fee payable (Note 2).........................................................        254,244
Accrued expenses.................................................................................        145,560
                                                                                                    ------------
  TOTAL LIABILITIES..............................................................................      1,711,736
                                                                                                    ------------
  NET ASSETS.....................................................................................   $302,239,450
                                                                                                    ------------
                                                                                                    ------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income..............................................................   $    303,771
Accumulated net realized gain on investments.....................................................        735,541
Net unrealized appreciation on investments.......................................................     22,279,981
Shares of beneficial interest (Note 3)...........................................................         42,426
Additional paid-in capital.......................................................................    278,877,731
                                                                                                    ------------
  NET ASSETS.....................................................................................   $302,239,450
                                                                                                    ------------
                                                                                                    ------------
PRICING OF SHARES:
Net asset value, offering and redemption price per share
  ($302,239,450[div]42,425,895 shares outstanding) (Note 3)......................................          $7.12
                                                                                                           -----
                                                                                                           -----


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Years ended December 31,
                                                                                  ----------------------------
                                                                                      1995            1994
                                                                                  ------------    ------------
FROM INVESTMENT ACTIVITIES:
  Net investment income........................................................   $  3,878,109    $  1,659,357
  Net realized gain on investments.............................................     16,399,430       3,788,411
  Net unrealized appreciation (depreciation) on investments....................     20,989,542        (706,602)
                                                                                  ------------    ------------
  Increase in net assets resulting from operations.............................     41,267,081       4,741,166
  Dividends paid from net investment income....................................     (3,659,780)     (1,525,419)
  Distributions paid from net realized gains...................................    (16,629,199)     (2,746,290)
FROM CAPITAL SHARE TRANSACTIONS:
  Increase in net assets from capital share transactions (Note 3)..............     78,871,235     154,777,578
                                                                                  ------------    ------------
INCREASE IN NET ASSETS.........................................................     99,849,337     155,247,035
NET ASSETS:
  Beginning of year............................................................    202,390,113      47,143,078
                                                                                  ------------    ------------
  End of year (including undistributed net investment income of $303,771 and
    $84,442, respectively).....................................................   $302,239,450    $202,390,113
                                                                                  ------------    ------------
                                                                                  ------------    ------------

    The accompanying notes are an integral part of the financial statements.
                                       14

ROYCE PREMIER FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
     Dividends....................................................................................   $ 4,085,248
     Interest.....................................................................................     3,053,383
                                                                                                     -----------
               Total Income.......................................................................     7,138,631
                                                                                                     -----------
Expenses:
     Investment advisory fee (Note 2).............................................................     2,609,724
     Custodian and transfer agent fees............................................................       216,633
     Administrative and clerical services.........................................................       111,347
     Supplies and postage.........................................................................        87,246
     Federal and state registration fees..........................................................        70,428
     Legal and auditing fees......................................................................        40,413
     Shareholder reports and notices..............................................................        39,589
     Facilities and office space..................................................................        31,395
     Trustees' fees...............................................................................        27,267
     Miscellaneous................................................................................        16,666
     Insurance....................................................................................        14,833
     Organizational costs.........................................................................         1,260
     Fee waived by investment adviser (Note 2)....................................................        (6,279)
                                                                                                     -----------
               Total Expenses.....................................................................     3,260,522
                                                                                                     -----------
               Net Investment Income..............................................................     3,878,109
                                                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................................................................    16,399,430
Net unrealized appreciation on investments........................................................    20,989,542
                                                                                                     -----------
Net realized and unrealized gain on investments...................................................    37,388,972
                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................   $41,267,081
                                                                                                     -----------
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.
                                       15

ROYCE PREMIER FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance over the last four years.

                                                                              Years ended December 31,
                                                                       --------------------------------------
                                                                       1995        1994       1993      1992
                                                                       -----       -----      -----     -----
NET ASSET VALUE, BEGINNING OF YEAR...............................      $6.48       $6.41      $5.52     $5.00
                                                                       -----       -----      -----     -----
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (a)...................................       0.10        0.06       0.02      0.02
     Net realized and unrealized gain on investments.............       1.05        0.15       1.03      0.77
                                                                       -----       -----      -----     -----
       Total from investment operations..........................       1.15        0.21       1.05      0.79
                                                                       -----       -----      -----     -----
LESS DISTRIBUTIONS:
     Dividends paid from net investment income...................      (0.09)      (0.05)     (0.02)    (0.02)
     Distributions paid from net realized gain...................      (0.42)      (0.09)     (0.14)    (0.25)
                                                                       -----       -----      -----     -----
       Total distributions.......................................      (0.51)      (0.14)     (0.16)    (0.27)
                                                                       -----       -----      -----     -----
NET ASSET VALUE, END OF YEAR.....................................      $7.12       $6.48      $6.41     $5.52
                                                                       -----       -----      -----     -----
                                                                       -----       -----      -----     -----
TOTAL RETURN.....................................................       17.8%        3.3%      19.0%     15.8%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)...........................   $302,239    $202,390    $47,143    $2,329
Ratio of Expenses to Average Net Assets (b)......................       1.25%       1.38%      1.50%     1.77%
Ratio of Net Investment Income to Average Net Assets.............       1.48%       1.19%      0.68%     0.53%
Portfolio Turnover Rate..........................................         39%         38%        85%      116%

(a) Net investment income is shown after waivers of fees by the investment adviser and distributor. For the years ended December 31, 1993 and 1992, the per share effect of these waivers is $0.01 and $0.09, respectively.
(b) Expense ratios are shown after waivers of fees by the investment adviser and distributor. For the years ended December 31, 1993 and 1992, the expense ratios before the waivers and reimbursements would have been 1.68% and 4.17%, respectively.

    The accompanying notes are an integral part of the financial statements.
                                       16

ROYCE PREMIER FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Premier Fund (the 'Fund') is a series of The Royce Fund (the 'Trust'), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. The Fund commenced operations on December 31, 1991.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of Investments

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

d. Distributions:

     Dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase

ROYCE PREMIER FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. INVESTMENT ADVISER:

     Under the Trust's investment advisory agreement with Quest Advisory Corp. ('Quest'), the Fund accrued and paid Quest fees totaling $2,603,445 (net of $6,279 voluntarily waived by Quest) for the year ended December 31, 1995. The agreement provides for fees equal to 1.0% per annum of the Fund's average net assets. Such fees are computed daily and are payable monthly to Quest.

3. FUND SHARES:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                           Year Ended                    Year Ended
                                                       December 31, 1995              December 31, 1994
                                                   --------------------------     -------------------------
                                                     Shares         Amount          Shares        Amount
                                                   -----------   ------------     ----------   ------------

Sold.............................................   19,665,370   $138,651,613     26,163,792   $169,885,610
Issued as reinvested dividends and
  distributions..................................    2,684,934     18,955,637        615,431      3,987,995
Redeemed.........................................  (11,134,302)   (78,736,015)    (2,927,034)   (19,096,027)

     Shares redeemed within one year are subject to a 1% redemption fee, payable to the Fund, which is used to offset costs associated with the redemption.

4. PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term securities, amounted to $132,615,977 and $86,367,213, respectively.

ROYCE PREMIER FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and Shareholders of Royce Premier
Fund:

     We have audited the accompanying statement of assets and liabilities of Royce Premier Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Premier Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1996

                 POSTSCRIPT: CRUISES, DECK CHAIRS AND INVESTING

     Charlie Brown and his friends frequently offer sage commentary on life. In one Peanuts cartoon, Lucy remarks to Charlie Brown that 'life is like a deck chair.' Some people on a cruise take their chairs to the rear of the ship so they can see where they have been. Others face their chairs forward, to see where they are going. Charlie Brown laments that on his ship of life, he has never been able to get his chair unfolded.

     Investing is much the same way. Investors often get different views from their deck chairs. Sometimes the view on the 'large-cap growth' side is better, while at other times the views in the direction of 'mid-cap blend' or of 'small-cap value' may be better. What is most important is that an investor be on the cruise to begin with; being left standing on the pier is no fun at all. It is equally important that an investor not get seasick by running from one side of the ship to the other trying to get the best view. Studies have shown that the average investor does far worse than the market in general largely because he buys into, or sells out of, a fund or investment style at the wrong time in an attempt to chase the best returns.

     On the most recent leg of this cruise, large-cap stocks and technology issues provided beautiful sunsets, while our investment style provided scenery that was much less exciting. Such market swings between market capitalization and investment style are well documented, and the most recent under-performance by small-cap value is just as common as the over-performance in 1992 and 1993. Remember, the sun usually sets on the other side of the ship on the way back to port.

     As to the remainder of our cruise, we are sitting not on the deck, but in the engine room making sure the engines are in good working order. We remain confident in our approach and the absolute results it produces over the long-term, even though they may not be relatively dynamic at all times. We are not concerned with how the rest of the chairs face or if they are folded or unfolded, just whether our passengers will get to their final destination.

             ------------------------------------------------------

                                THE ROYCE FUNDS

     General Information and Telephone Purchases ......... 1 (800) 221-4268
     Shareholder Account Services ........................ 1 (800) 841-1180
     Investment Advisor Services ......................... 1 (800) 33-ROYCE
     The Royce Funds InfoLine ............................ 1 (800) 78-ROYCE
     E-mail Address ................................ roycenet@interport.net
     Internet Homepage .......... http://www.galt.com/www/home/mutual/royce

             1414 Avenue of the Americas, New York, New York 10019

 This report must be accompanied by or preceded by a current prospectus of the
                                     Fund.

ROYCE
LOW-PRICED
STOCK
FUND
                                                              ANNUAL REPORT
                                                          DECEMBER 31, 1995
THE ROYCE FUNDS

                                The Royce Funds
                          1414 Avenue of the Americas
                                                          New York, NY 10019
                                                            (212) 355-7311
                                                            (800) 221-4268

Dear Shareholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

                     This familiar phrase describes popular superhero Superman,
  [GRAPHIC]       but it could also reflect 1995's stock market performance.
                  1995, like Superman, was extraordinary by any standard of
measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE LOW-PRICED STOCK FUND'S ('RLP') value oriented approach to investing in companies whose shares, at the time of purchase, trade at a price below $15 per share was no match for the performance of the raging bull market of 1995. Just as 'small-cap' under-performed large-cap, 'value' under-performed growth within the small-cap category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the retail and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, RLP's risk-averse style produced a 22.5% return in 1995. Also during 1995, assets grew from $1.9 million to $4.2 million.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern bull market, generally at the later   [GRAPHIC]
stages, the concept of relative performance becomes dominant in any discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE
INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION MAKING . . . .
THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

                Royce Low-Priced Stock Fund uses a risk-averse approach to
[GRAPHIC]    invest in common stocks of companies whose shares, at the time of purchase, trade at a price below $15 per share. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   Although not restricted as to market capitalization, the Fund focuses on companies with market caps below $1 billion. The weighted average and median market caps are however, much lower; $204 million and $80 million, respectively, at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap segment is huge in numbers, with over 10,000 companies valued at more than $900 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

   There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

   The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

   It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

   It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

   Within this market cycle, short-term interest rates had one of their most significant declines - three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

   It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

                     An interesting aspect of this five year rise in both stocks
 [GRAPHIC]        and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to
proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year        [GRAPHIC]
uninterrupted by normal corrections, we find ourselves asking (and more to the point, others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

         IMPACT OF INTEREST  RATES ON STOCK MARKET  PERFORMANCE



[GRAPH]



      LONG-TERM GOVERNMENT  BOND YIELDS AND DOW JONES  INDUSTRIAL AVERAGE



   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT

   We have been discussing what has happened. Now     [GRAPHIC]
it's time to talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our value oriented approach to low-priced stock investing to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

   Yours faithfully,

    CHARLES M. ROYCE            Jack E. Fockler, Jr.
     Charles M. Royce           W. Whitney George
      President                  Vice Presidents

February 15, 1996

                                FINANCIAL REVIEW

            PERIOD              TOTAL RETURN
------------------------------- ------------
1995...........................     22.5%
1994...........................      3.0%

        AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------

Since Inception*...............     12.2%

                          ROYCE LOW-PRICED STOCK FUND
                     VALUE OF $10,000 INVESTED ON 12/15/93

                             [PERFORMANCE GRAPH]

* Inception Date - December 15, 1993

     The results presented in this report should not be considered representative of the total return from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to accounts open less than one year.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the Royce Low-Priced Stock Fund portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

PORTFOLIO COMPOSITION                                                      VALUE          % OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Common Stocks                                                           $ 4,082,276             96.8%
Preferred Stock                                                              26,000              0.6
Cash & Other Net Assets                                                     106,777              2.6
                                                                        -----------            -----
Total Net Assets                                                        $ 4,215,053            100.0%
                                                                        -----------            -----
                                                                        -----------            -----
PORTFOLIO DIAGNOSTICS (unaudited)
---------------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization                                 $204 Million
Median Market Capitalization                                           $ 80 Million
Weighted Average P/E Ratio                                                     16.5x
Weighted Average P/B Ratio                                                      1.6x
Weighted Average Portfolio Yield                                                1.2%

COMMON STOCK SECTORS                                                  % OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Retail                                                                         21.3%
Industrial Cyclicals                                                           19.4
Consumer Durables                                                              12.9
Services                                                                       12.1
Energy                                                                         11.7
Financial                                                                       8.6
Technology                                                                      8.1
Utilities                                                                       1.7
Health                                                                          1.0

TOP TWENTY POSITIONS                                                       VALUE          % OF NET ASSETS
---------------------------------------------------------------------------------------------------------
   1  Willis Corroon Group plc                                             $162,750              3.9%
   2  Cato Corporation Cl. A                                                139,500              3.3
   3  Tom Brown, Inc.                                                       131,625              3.1
   4  Pier 1 Imports, Inc.                                                  127,116              3.0
   5  The Dress Barn, Inc.                                                  108,625              2.6
   6  Tide West Oil Company                                                 107,000              2.5
   7  Intercargo Corporation                                                100,000              2.4
   8  Maxwell Shoe Company Inc.                                              99,000              2.3
   9  Aldila, Inc.                                                           89,247              2.1
  10  Frozen Food Express Industries, Inc.                                   87,500              2.1
  11  Oshkosh Truck Corporation Cl. B                                        86,925              2.1
  12  Kasler Holdings Co.                                                    86,450              2.1
  13  American Oilfield Divers, Inc.                                         85,500              2.0
  14  Exar Corporation                                                       82,600              2.0
  15  The Stride Rite Corporation                                            82,500              2.0
  16  Brookstone, Inc.                                                       82,500              2.0
  17  Lifetime Hoan Corporation                                              81,400              1.9
  18  Lilly Industries, Inc. Cl. A                                           79,050              1.9
  19  Compression Labs, Incorporated                                         71,875              1.7
  20  Shorewood Packaging Corporation                                        71,250              1.7

ROYCE LOW-PRICED STOCK FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 96.8%

                                             Value
Shares                                      (Note 1)
------                                      -------
CONSUMER DURABLES - 12.9%
 21,000  *Aldila, Inc..................... $   89,247
  3,800  *Kit Manufacturing Co............     53,200
  2,000  *Lazare Kaplan International,
           Inc............................     15,875
  8,800  *Lifetime Hoan Corporation.......     81,400
 18,000  *Maxwell Shoe Company
           Inc. Cl. A.....................     99,000
    400  McRae Industries, Inc. Cl. A.....      3,100
 10,000  *River Oaks Furniture............     62,500
  5,000  *The Sirena Apparel Group,
           Inc............................     31,250
 11,000  The Stride Rite Corporation......     82,500
  5,000  *The Topps Company, Inc..........     25,625
                                           ----------
                                              543,697
                                           ----------
ENERGY - 11.7%
  2,000  *Alamco, Inc.....................     16,125
 12,000  *American Oilfield Divers,
           Inc............................     85,500
  2,000  Berry Petroleum Company Cl. A....     20,250
  9,000  *Tom Brown, Inc..................    131,625
 12,000  *Equity Oil Company..............     70,500
 10,000  Ranger Oil Limited...............     62,500
  8,000  *Tide West Oil Company...........    107,000
                                           ----------
                                              493,500
                                           ----------
FINANCIAL - 8.6%
    500  Hilb, Rogal & Hamilton Company...      6,688
 10,000  Intercargo Corporation...........    100,000
  4,500  Nobel Insurance Limited..........     51,188
  5,000  Phoenix Duff & Phelps
           Corporation....................     34,375
  2,500  *Toreador Royalty Corporation....      6,563
 14,000  `D'Willis Corroon Group plc......    162,750
                                           ----------
                                              361,564
                                           ----------

                                             Value
Shares                                      (Note 1)
------                                      -------
HEALTH - 1.0%
  3,000  Sterile Concepts Holdings,
           Inc............................ $   43,500
                                           ----------
INDUSTRIAL CYCLICALS - 19.4%
  2,100  BHA Group, Inc. Cl. A............     27,825
  4,400  Blessings Corporation............     45,650
  7,500  *CFC International, Inc..........     64,688
  2,500  *DeVlieg-Bullard, Inc............      5,625
  1,000  Haskel International, Inc. Cl.
           A..............................      5,875
 13,300  *Kasler Holdings Co..............     86,450
  6,200  Lilly Industries, Inc. Cl. A.....     79,050
 10,000  *MK Gold Company.................     25,000
  5,700  Oshkosh Truck Corporation Cl.
           B..............................     86,925
  4,000  Peerless Mfg. Co.................     37,500
    400  *Perini Corporation..............      3,300
 17,000  *Rollins Environmental Services,
           Inc............................     48,875
 10,000  *Royal Oaks Mines Inc............     35,625
  5,000  *Shorewood Packaging
           Corporation....................     71,250
  3,000  *Simpson Manufacturing Co.,
           Inc............................     40,500
  2,000  *Steel of West Virginia, Inc.....     18,500
  7,800  *Todd Shipyards Corporation......     45,825
  7,000  Treadco, Inc.....................     40,250
  4,600  *UNC, Inc........................     27,600
  4,000  *Webco Industries, Inc...........     22,750
                                           ----------
                                              819,063
                                           ----------
RETAIL - 21.3%
  7,000  J. Baker, Inc....................     40,250
  2,000  *Bombay Co.......................     12,750
 10,000  *Brookstone, Inc.................     82,500
  2,500  *The Buckle, Inc.................     44,375
  7,800  *CATHERINES STORES CORPORATION...     64,350
 18,000  Cato Corporation Cl. A...........    139,500
 20,000  *Charming Shoppes, Inc...........     57,500
  5,000  *The Clothestime, Inc............      3,125

    The accompanying notes are an integral part of the financial statements.
                                       9

ROYCE LOW-PRICED STOCK FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995 (continued)
--------------------------------------------------------------------------------

                                             Value
Shares                                      (Note 1)
------                                      -------
RETAIL (continued)
  8,500  *Designs, Inc.................... $   59,500
 11,000  *The Dress Barn, Inc.............    108,625
    800  Frederick's of Hollywood, Inc.
           Cl. A..........................      3,400
 20,000  *Hanover Direct, Inc.............     31,250
  2,000  *InterTAN Inc....................     14,500
  5,000  *One Price Clothing Stores,
           Inc............................     15,000
 11,175  Pier 1 Imports, Inc..............    127,116
  8,000  *Shoe Carnival, Inc..............     30,000
 10,000  *Suzy Shier Ltd..................     21,630
  5,000  *TBC Corporation.................     43,125
                                           ----------
                                              898,496
                                           ----------
SERVICES - 12.1%
  5,000  *Air Transportation Holding
           Company, Inc...................     19,688
 11,500  *Allwaste, Inc...................     54,625
  5,000  *American Waste Services, Inc.
           Cl. A..........................     10,000
  5,000  *Bertucci's, Inc.................     25,000
  4,000  *Jenny Craig, Inc................     39,500
  3,800  Ecology and Environment, Inc. Cl.
           A..............................     31,825
 10,000  Frozen Food Express Industries,
           Inc............................     87,500
  5,000  Jackpot Enterprises, Inc.........     58,125
  3,000  *Offshore Logistics, Inc.........     37,875
  5,000  PCA International, Inc...........     55,000
  5,000  *RENO AIR, INC...................     39,375
  2,247  Richardson Electronics, Ltd......     24,155
  2,000  Sotheby's Holdings, Inc. Cl. A...     28,500
                                           ----------
                                              511,168
                                           ----------
                                             Value
Shares                                      (Note 1)
------                                      -------
TECHNOLOGY - 8.1%
  5,600  *Exar Corporation................ $   82,600
  5,000  *ILC Technology, Inc.............     46,250
  2,100  *Liberty Technologies, Inc.......     10,500
  4,000  MacNeal-Schwendler Corporation...     64,000
  7,000  *Mitel Corporation...............     45,500
  4,500  *Numerex Corp. Cl. A.............     29,250
  4,500  Scitex Corporation Limited.......     61,313
                                           ----------
                                              339,413
                                           ----------
UTILITIES - 1.7%
 11,500  *Compression Labs,
           Incorporated...................     71,875
                                           ----------
         Total Common Stocks
           (Cost $4,037,808)..............  4,082,276
                                           ----------
PREFERRED STOCK - .6%
 16,000  *United Services Advisors, Inc.
           5% Non Cum.
           (Cost $48,668).................     26,000
                                           ----------
REPURCHASE AGREEMENT - 10.8%
State Street Bank and Trust
  Company,5.25% due 1/02/96,
  collateralized
  by U.S. Treasury Bond,
  7.25% due 5/15/16, valued
  at $464,743 (Cost $454,000).............    454,000
                                           ----------
TOTAL INVESTMENTS - 108.2%
  (COST $4,540,476).......................  4,562,276
LIABILITIES LESS CASH AND
  OTHER ASSETS - (8.2%)...................   (347,223)
                                           ----------
NET ASSETS - 100.0%....................... $4,215,053
                                           ----------
                                           ----------

 * Non-income producing.

`D' American Depository Receipt.

INCOME TAX INFORMATION - The cost of total investments for federal income tax purposes was $4,570,194. At December 31, 1995, net unrealized depreciation for all securities amounted to $7,918, consisting of aggregate gross unrealized appreciation of $326,732 and aggregate gross unrealized depreciation of $334,650.

    The accompanying notes are an integral part of the financial statements.

ROYCE LOW-PRICED STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $4,086,476) (Note 1)..........................................   $4,108,276
Repurchase agreement................................................................................      454,000
Receivable for shares of beneficial interest sold...................................................       18,267
Receivable for dividends and interest...............................................................        4,179
Prepaid expenses and other assets...................................................................        5,143
                                                                                                       ----------
  TOTAL ASSETS......................................................................................    4,589,865
                                                                                                       ----------
LIABILITIES:
Payable for investments purchased...................................................................      367,938
Accrued expenses....................................................................................        6,874
                                                                                                       ----------
  TOTAL LIABILITIES.................................................................................      374,812
                                                                                                       ----------
  NET ASSETS........................................................................................   $4,215,053
                                                                                                       ----------
                                                                                                       ----------
ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments........................................................   $  143,490
Net unrealized appreciation on investments..........................................................       21,800
Shares of beneficial interest (Note 3)..............................................................          750
Additional paid-in capital..........................................................................    4,049,013
                                                                                                       ----------
  NET ASSETS........................................................................................   $4,215,053
                                                                                                       ----------
                                                                                                       ----------
PRICING OF SHARES:
Net asset value, offering and redemption price per share
  ($4,215,053[div]750,049 shares outstanding) (Note 3)..............................................        $5.62
                                                                                                            -----
                                                                                                            -----


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Years ended December 31,
                                                                                       ---------------------------
                                                                                          1995            1994
                                                                                       -----------    ------------
FROM INVESTMENT ACTIVITIES:
  Net investment loss...............................................................   $   (27,929)    $  (11,701)
  Net realized gain on investments..................................................       529,308         43,493
  Net unrealized (depreciation) appreciation on investments.........................       (32,889)        53,595
                                                                                       -----------    ------------
  Increase in net assets resulting from operations..................................       468,490         85,387
  Distributions paid from net realized gain.........................................      (356,922)       (32,759)
FROM CAPITAL SHARE TRANSACTIONS:
  Increase in net assets from capital share transactions (Note 3)...................     2,223,635      1,375,085
                                                                                       -----------    ------------
INCREASE IN NET ASSETS..............................................................     2,335,203      1,427,713
NET ASSETS:
  Beginning of year.................................................................     1,879,850        452,137
                                                                                       -----------    ------------
  End of year.......................................................................   $ 4,215,053     $1,879,850
                                                                                       -----------    ------------
                                                                                       -----------    ------------

    The accompanying notes are an integral part of the financial statements.

ROYCE LOW-PRICED STOCK FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends..........................................................................................   $ 21,360
Expenses:
    Investment advisory fee (Note 2)...................................................................     37,599
    Federal and state registration fees................................................................     20,555
    Custodian and transfer agent fees..................................................................      9,904
    Legal and auditing fees............................................................................      6,651
    Distribution fee...................................................................................      6,266
    Organizational costs (Note 1)......................................................................      1,676
    Shareholder reports and notices....................................................................      1,560
    Administrative and clerical services...............................................................      1,042
    Supplies and postage...............................................................................        824
    Miscellaneous......................................................................................        410
    Facilities and office space........................................................................        294
    Trustees' fees.....................................................................................        199
    Fees waived by investment adviser and distibutor (Note 2)..........................................    (37,691)
                                                                                                          --------
            Total Expenses.............................................................................     49,289
                                                                                                          --------
            Net Investment Loss........................................................................    (27,929)
                                                                                                          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.......................................................................    529,308
Net unrealized depreciation on investments.............................................................    (32,889)
                                                                                                          --------
Net realized and unrealized gain on investments........................................................    496,419
                                                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................   $468,490
                                                                                                          --------
                                                                                                          --------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance over the last three periods.

                                                                                                    For the Period
                                                                                                   December 15, 1993
                                                                    Years ended December 31,            through
                                                                  -----------------------------    December 31, 1993
                                                                     1995              1994            (Note 1)
                                                                  -----------      ------------    -----------------
NET ASSET VALUE, BEGINNING OF YEAR...........................        $5.07            $ 5.01             $5.00
                                                                  -----------         ------            ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss......................................        --               (0.03)              0.00
    Net realized and unrealized gain on investments..........         1.14              0.18              0.01
                                                                  -----------         ------            ------
        Total from investment operations.....................         1.14              0.15              0.01
                                                                  -----------         ------            ------
LESS DISTRIBUTIONS:
    Distribution paid from net realized gain.................       (0.59)            (0.09)           --
                                                                  -----------         ------            ------
        Total distributions..................................       (0.59)            (0.09)           --
                                                                  -----------         ------            ------
NET ASSET VALUE, END OF YEAR.................................        $5.62             $5.07             $5.01
                                                                  -----------         ------            ------
                                                                  -----------         ------            ------
TOTAL RETURN.................................................         22.5%              3.0%             0.02%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period....................................     $4,215,053       $1,879,850         $452,137
Ratio of Expenses to Average Net Assets (a)..................         1.97%             1.89%             0.29%*
Ratio of Net Investment Loss to Average Net Assets...........        (1.11%)           (1.11%)           (0.29%)*
Portfolio Turnover Rate......................................          114%               95%                0%

------------
 *  Annualized
 (a) Expenses are shown after waivers by the investment adviser and distributor. For the years ended December 31, 1995 and 1994 and for the period ended December 31, 1993, the expense ratios before waivers would have been 3.47%, 3.63% and 2.04%, respectively.

    The accompanying notes are an integral part of the financial statements.

ROYCE LOW-PRICED STOCK FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Low-Priced Stock Fund (the 'Fund') is a series of The Royce Fund (the 'Trust'), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. The Fund commenced operations on December 15, 1993.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

c. Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

d. Distributions:

     Dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. Undistributed net investment income and accumulated net realized gain on investment may include temporary book and tax basis differences which will reverse in a subsequent period. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ROYCE LOW-PRICED STOCK FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

e. Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

f. Organizational expenses:

     Costs incurred by the Fund in connection with its organization and initial registration of shares of $10,288 have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

2. INVESTMENT ADVISER AND DISTRIBUTOR:

     Under the Trust's investment advisory agreement with Quest Advisory Corp. ('Quest'), the Fund accrued and paid Quest fees totalling $6,174 (net of $31,425 voluntarily waived by Quest) for the year ended December 31, 1995. The agreement provides for fees equal to 1.50% per annum of the Fund's average total net assets. Such fees are computed daily and are payable monthly to Quest.

     Quest Distributors, Inc. ('QDI'), the distributor of the Fund's shares, is an affiliate of Quest. QDI voluntarily waived the Fund's distribution fee of $6,266 for the year ended December 31, 1995. The distribution agreement pursuant to Rule 12b-1 provides for maximum fees of .25% per annum of the Fund's average total net assets.

3. FUND SHARES:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                                   Year ended                Year ended
                                                                December 31, 1995        December 31, 1994
                                                              ---------------------    ----------------------
                                                              Shares       Amount       Shares       Amount
                                                              -------    ----------    --------    ----------

Sold.......................................................   350,288    $2,067,601     374,131    $1,855,225
Issued as reinvested dividends and distributions...........    60,362       338,028       6,461        32,759
Redeemed...................................................   (31,052)     (181,994)   (100,361)     (512,899)

     Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund, is used to offset costs associated with the redemption.

4. PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $4,455,558 and $2,658,891, respectively.

ROYCE LOW-PRICED STOCK FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and Shareholders of Royce Low-Priced Stock Fund:

     We have audited the accompanying statement of assets and liabilities of Royce Low-Priced Stock Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 15, 1993 (commencement of operations) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Low-Priced Stock Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 15, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1996

                 POSTSCRIPT: CRUISES, DECK CHAIRS AND INVESTING

     Charlie Brown and his friends frequently offer sage commentary on life. In one Peanuts cartoon, Lucy remarks to Charlie Brown that 'life is like a deck chair.' Some people on a cruise take their chairs to the rear of the ship so they can see where they have been. Others face their chairs forward, to see where they are going. Charlie Brown laments that on his ship of life, he has never been able to get his chair unfolded.

     Investing is much the same way. Investors often get different views from their deck chairs. Sometimes the view on the 'large-cap growth' side is better, while at other times the views in the direction of 'mid-cap blend' or of 'small-cap value' may be better. What is most important is that an investor be on the cruise to begin with; being left standing on the pier is no fun at all. It is equally important that an investor not get seasick by running from one side of the ship to the other trying to get the best view. Studies have shown that the average investor does far worse than the market in general largely because he buys into, or sells out of, a fund or investment style at the wrong time in an attempt to chase the best returns.

     On the most recent leg of this cruise, large-cap stocks and technology issues provided beautiful sunsets, while our investment style provided scenery that was much less exciting. Such market swings between market capitalization and investment style are well documented, and the most recent under-performance by small-cap value is just as common as the over-performance in 1992 and 1993. Remember, the sun usually sets on the other side of the ship on the way back to port.

     As to the remainder of our cruise, we are sitting not on the deck, but in the engine room making sure the engines are in good working order. We remain confident in our approach and the absolute results it produces over the long-term, even though they may not be relatively dynamic at all times. We are not concerned with how the rest of the chairs face or if they are folded or unfolded, just whether our passengers will get to their final destination.

             ------------------------------------------------------

                                THE ROYCE FUNDS

     General Information and Telephone Purchases ....... 1 (800)   221-4268
     Shareholder Account Services ...................... 1 (800)   841-1180
     Investment Advisor Services ......................... 1 (800) 33-ROYCE
     The Royce Funds InfoLine ............................ 1 (800) 78-ROYCE
     E-mail Address ................................ roycenet@interport.net
     Internet Homepage .......... http://www.galt.com/www/home/mutual/royce

             1414 Avenue of the Americas, New York, New York 10019
 This report must be accompanied by or preceded by a current prospectus of the
                                     Fund.



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The division sign shall be expressed as [div]

                                  GRAPHIC APPENDIX

On page 2 of the paper format Royce Value report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Value report:
A picture of a scale balancing a dollar sign and a factory
A picture of a man in a long white coat pointing with a pointer

On page 4 of the paper format Royce Value report:
A bullseye
A picture of a sad face

On page 5 of the paper format Royce Value report:
A picture of a boy daydreaming
A picture of two Stone-Age men building a rocket

On page 6 of the paper format Royce Value report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995

On page 7 of the paper format Royce Value report:
A picture of a happy alarm clock ringing

On page 8 of the paper format Royce Value report:
A line graph showing performance of the Fund, the S&P 500 and Russell 2000 over the period indicated


On page 2 of the paper format Royce Equity Income report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Equity Income report:
A picture of a scale balancing a dollar sign and a factory
A picture of a man in a long white coat pointing with a pointer

On page 4 of the paper format Royce Equity Income report:
A bullseye
A picture of a sad face

On page 5 of the paper format Royce Equity Income report:
A picture of a boy daydreaming
A picture of two Stone-Age men building a rocket

On page 6 of the paper format Royce Equity Income report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995

On page 7 of the paper format Royce Equity Income report:
A picture of a happy alarm clock ringing

On page 8 of the paper format Royce Equity Income report:
A line graph showing performance of the Fund and the S&P 500 over the period indicated

On page 2 of the paper format Royce Premier report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Premier report:
A picture of a scale balancing a dollar sign and a factory
A picture of a man in a long white coat pointing with a pointer

On page 4 of the paper format Royce Premier report:
A bullseye
A picture of a sad face

On page 5 of the paper format Royce Premier report:
A picture of a boy daydreaming
A picture of two Stone-Age men building a rocket

On page 6 of the paper format Royce Premier report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995

On page 7 of the paper format Royce Premier report:
A picture of a happy alarm clock ringing

On page 8 of the paper format Royce Premier report:
A line graph showing performance of the Fund and the S&P 500 over the period indicated

On page 2 of the paper format Royce Low-Priced Stock report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Low-Priced Stock report:
A picture of a scale balancing a dollar sign and a factory

On page 4 of the paper format Royce Low-Priced Stock report:
A picture of a boy daydreaming
A picture of two Stone-Age men building a rocket

On page 5 of the paper format Royce Low-Priced Stock report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995

On page 6 of the paper format Royce Low-Priced Stock report:
A picture of a happy alarm clock ringing

On page 7 of the paper format Royce Low-Priced Stock report:
A line graph showing performance of the Fund and the S&P 500
Russell 2000 over the period indicated